QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACCURIDE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ACCURIDE CORPORATION
7140 OFFICE CIRCLE
EVANSVILLE, IN 47715

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 28, 2013

Annual Meeting

        The Annual Meeting of Stockholders of Accuride Corporation, a Delaware corporation (the "Company"), will be held on May 28, 2013, at 3:00 p.m. Eastern time at the offices of Latham & Watkins LLP, located at 885 Third Avenue, New York, New York 10022.

        At the meeting, stockholders will consider and vote upon the following proposals:

          1.     ELECTION OF DIRECTORS. To elect the seven nominees for the Board of Directors of the Company ("the Board") named in the attached proxy statement to serve on the Board until the 2014 annual meeting or until their successors are duly elected and qualified.

    The Board of Directors recommends that you vote FOR each of the director nominees.

          2.     ADVISORY VOTE ON THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year.

    The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP.

          3.     APPROVAL OF THE AMENDED AND RESTATED RIGHTS AGREEMENT.

    The Board of Directors recommends that you vote FOR the approval of the Amended and Restated Rights Agreement.

          4.     VOTE ON AN ADVISORY RESOLUTION TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION.

    The Board of Directors recommends that you vote FOR the advisory resolution.

          5.     OTHER MATTERS. To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

        The Board has fixed the close of business on April 17, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

        A Proxy Statement, which contains information with respect to the matters to be voted upon at the meeting, and a Proxy card and return envelope are furnished herewith. Management urges each stockholder to carefully read the Proxy Statement.

        Important notice regarding availability of proxy materials for the Annual Meeting of Stockholders to be held on May 28, 2013. The Proxy Statement and Annual Report are available in the Investor Information section of our website at http://www.accuridecorp.com.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen A. Martin Corporate Secretary

Evansville, Indiana
Dated: April     , 2013

Brokers cannot vote for Proposals 1, 3 and 4 without your instructions.

IT IS DESIRABLE THAT AS MANY OF THE STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

ACCURIDE CORPORATION
7140 OFFICE CIRCLE
EVANSVILLE, IN 47715

PROXY STATEMENT

GENERAL

Date, Time and Place

        This Proxy Statement (the "Proxy Statement") is furnished to the stockholders of Accuride Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 3:00 p.m. Eastern time on May 28, 2013, at the offices of Latham & Watkins LLP, located at 885 Third Avenue, New York, New York 10022, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy card (the "Proxy") will be sent to such stockholders on or about April     , 2013.

Purposes of the Annual Meeting

        The purposes of the Annual Meeting are to (1) elect the seven nominees for the Board named herein to serve on the Board until the 2014 annual meeting or until their successors are duly elected and qualified, (2) ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year, (3) approve the Amended and Restated Rights Plan, (4) approve an advisory resolution on the Company's executive compensation, and (5) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof. See "Voting and Solicitation," below.

Proxy/Voting Instruction Cards and Revocability of Proxies

        When the Proxy in the enclosed form is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the stockholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any stockholder, including a stockholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at our corporate offices at 7140 Office Circle, Evansville, IN 47715, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

Record Date and Share Ownership

        Stockholders of record at the close of business on April 17, 2013 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, [47,475,570] shares of the Company's common stock were issued and [47,475,570] shares were outstanding. For information regarding security ownership by management and by 5% stockholders, see "Other Information—Share Ownership by Principal Stockholders and Management," below.

Voting and Solicitation

        Holders of shares of common stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the

Company's transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such a proposal. Broker non-votes will not be counted as votes for or against such a proposal and will not be included in counting the number of votes necessary for approval of the proposal and will not have any effect on the outcome of such proposal.

        The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted, as the case may be, with respect to the item not marked: FOR the election of directors; FOR ratification of the appointment of the designated independent registered public accounting firm; FOR the approval of the Amended and Restated Rights Agreement; FOR the advisory resolution on the Company's executive compensation; and as the proxy holders deem advisable on other matters that may come before the meeting. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

        The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Proposals to be Considered for Inclusion in the Company's Proxy Materials Pursuant to Rule 14a-8

        Proposals of our stockholders made pursuant to Rule 14a-8 of Regulation 14A that are intended to be presented by such stockholder at our 2014 Annual Meeting of Stockholders, which we refer to as the "2014 Annual Meeting," and that such stockholder desires to have included in our proxy materials relating to such meeting must be received by us at our principal executive offices no later than 5:00 p.m. Central Time on December     , 2013, which is 120 calendars days prior to the anniversary of this year's mailing date. The proposal, including any accompanying supporting statement, may not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Other Proposals and Director Nominations

        In accordance with our amended and restated bylaws, proposals of stockholders intended to be presented at the 2014 Annual Meeting that are not made pursuant to Rule 14a-8, as well as nominations of persons for election to the Board of Directors intended to be made at the 2014 Annual Meeting, must be delivered to or mailed and received at the Company's principal executive offices not less than ninety days nor more than one hundred twenty days prior to the one-year anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the holder to be timely must be so delivered, or mailed and received, not later than the ninetieth day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting is first made. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. Our amended and restated bylaws also specify requirements as to the form and content of a holder's notice.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

        This section provides basic information regarding the annual meeting presented in a Question and Answer format. For additional detail regarding each proposal see the separately titled sections related to each proposal that are included in this proxy statement.

Why I am receiving this proxy statement?

        This proxy statement is being provided to our stockholders in connection with the solicitation by our Board of Directors of proxies for use at our Annual Meeting.

When and where is the Annual Meeting?

        The Annual Meeting will be held at 3:00 p.m. Eastern time on May 28, 2013, at the offices of Latham & Watkins LLP, located at 885 Third Avenue, New York, New York 10022.

What is the purpose of the Annual Meeting?

        The meeting will be the Company's regular Annual Meeting of Stockholders. You will be voting on the following matters at the Annual Meeting:

  1.
  The election of seven directors named in the Proxy Statement to hold office until the 2014 annual meeting or until their successors are duly elected and qualified;

  2.
  Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

  3.
  Approval of our Amended and Restated Rights Agreement;

  4.
  An advisory vote on the Company's executive compensation; and

  5.
  Any other business that may properly come before the Annual Meeting or any and all postponements or adjournments thereof.

How does the Board of Directors recommend I vote?

        The Board of Directors recommends a vote:

  1.
  FOR the election of Robin J. Adams, Keith E. Busse, Richard F. Dauch, Robert E. Davis, Lewis M. Kling, John W. Risner and James R. Rulseh;

  2.
  FOR the ratification the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

  3.
  FOR the approval of the Amended and Restated Rights Agreement; and

  4.
  FOR the advisory resolution approving the Company's executive compensation.

Who is entitled to vote at the Annual Meeting?

        The Board of Directors has established April 17, 2013 as the record date for the Annual Meeting (the "Record Date"). All stockholders who owned common stock of the Company at the close of business on the Record Date may attend and vote at the Annual Meeting.

How many votes can be cast by the stockholders?

        Each share of common stock is entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. There is no cumulative voting. There were [47,475,570] shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the Record Date is required at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." The Inspector of Elections (the "Inspector") will determine whether or not a quorum is present.

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector with the assistance of the Company's transfer agent. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A "broker non-vote" is a share of common stock that is beneficially owned by a person or entity and held by a broker or other nominee, but for which the broker or other nominee (1) lacks the discretionary authority to vote on certain matters, and (2) has not received voting instructions from the beneficial owner in respect of these specific matters.

How many votes are required to elect directors and approve the other proposals?

        Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. This means that the directors receiving the most votes will be elected. Abstentions and Broker non-votes will not be counted for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

        The ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Abstentions have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal. The results of this vote are not binding on the Board of Directors.

        The approval of the Company's Amended and Restated Rights Agreement requires the affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Abstentions have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

        The approval of the advisory resolution on the Company's executive compensation requires the affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Abstentions have the same effect as a vote against the advisory resolution. Broker non-votes will have no effect on the outcome of the advisory vote. The results of this vote are not binding on the Board of Directors.

How do I submit my proxy?

        If you complete and properly sign the enclosed proxy card and return it as instructed on the card, it will be voted as you direct. If you are a registered stockholder and you attend the Annual Meeting, you may deliver your completed proxy card in person.

        If you hold your shares in "street name" through a brokerage or other nominee, you will need to instruct your broker or other nominee to vote your shares on your behalf, or otherwise obtain a proxy card from the broker or other nominee that holds your shares. You should receive directions from your brokerage firm about how to submit your voting instructions to them at the time you receive this proxy statement.

        You may revoke your proxy at any time before it is voted. It may be revoked by sending a notice of revocation or another completed and properly signed proxy card with a later date to the Secretary of the Company at the Company's principal executive offices, located at 7140 Office Circle, Evansville, Indiana 47715. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Will my shares be voted if I do not return my proxy?

        If your shares of common stock are registered directly in your name, your shares of common stock will not be voted at the Annual Meeting if you do not return your proxy.

        If your shares of common stock are held in "street name," your brokerage firm, under certain circumstances, may vote your shares of common stock for you if you do not instruct your brokerage firm how to vote on your behalf. Brokerage firms have authority to vote customers' unvoted shares of common stock on routine matters. If you do not give instructions to your brokerage firm to vote your shares of common stock, your brokerage firm may either vote your shares of common stock on routine matters, or leave your shares of common stock unvoted. Only the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered accounting firm is considered a "routine" matter. Therefore, your brokerage firm cannot vote your shares of common stock with respect to any other proposal included in this proxy statement unless they receive your voting instructions. We encourage you to provide your voting instructions to your brokerage firm to ensure that your shares of common stock will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your voting instructions to them at the time you receive this proxy statement.

What if I return my proxy card but do not provide voting instructions?

        If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. In connection therewith, the Board of Directors has designated Richard F. Dauch and Gregory A. Risch as proxies. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted in accordance with your instructions.

        If you are a beneficial owner and hold your shares in street name through a broker or other nominee and do not return the voting instruction card, the broker or other nominee may vote your shares on each matter at the Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of independent registered public accounting firms. Because of recent changes to these rules, the uncontested election of directors at a shareholder meeting is no longer considered a routine matter. Similarly, these rules have been changed to prohibit broker discretionary authority with respect to votes on executive compensation. Therefore, brokers do not have the discretion to vote on the uncontested election of directors or on any advisory vote regarding the Company's executive compensation.

What does it mean if I receive more than one proxy card?

        Your shares of common stock are probably registered in more than one account. You should vote all of your shares of common stock. We encourage you to consolidate all of your accounts by registering them in the same name, social security number and address. For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, American Stock Transfer & Trust Co. LLC, at (800) 937-5449.

May stockholders ask questions at the Annual Meeting?

        Yes. There will be an opportunity for discussion at the Annual Meeting of matters germane to the proposals being considered at the Annual Meeting. In addition, Accuride representatives will be available to answer any questions of general interest at the end of the Annual Meeting.

Will representatives of Deloitte & Touche LLP be available at the Annual Meeting to respond to questions or to make a statement if they desire to do so?

        Representatives of the public accountants for the Company are expected to attend the Annual Meeting and therefore will be able to make a statement if they desire and will be available to answer questions at the Annual Meeting.

Who will be admitted to the Annual Meeting?

        Only stockholders, as of the close of business on April 17, 2013, and other persons holding valid proxies for the Annual Meeting, are entitled to attend the Annual Meeting. You should be prepared to present valid government issued photo identification for admittance. In addition, if you are not a holder of record but hold shares of our common stock in "street name," you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your common stock ownership as of April 17, 2013. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

        If you hold your shares in street name, and you also wish to be able to vote at the meeting, you must obtain a proxy, executed in your favor, from your bank or broker.

What if stockholders share the same address?

        The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement to households at which two or more holders reside. This practice, known as "householding," is designed to reduce duplicate mailings, save significant printing and postage costs, and conserve natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary, and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of this proxy statement. If you would like to opt out of this practice for future mailings, and receive separate proxy statements for each holder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement without charge by sending a written request to Accuride Corporation, Attn: Corporate Secretary, 7140 Office Circle, Evansville, Indiana 47715 or by calling 1-812-962-5039. We will promptly send additional copies of the proxy statement or any notice of internet availability of proxy materials upon receipt of such request. Householding does not apply to stockholders with shares registered directly in their name.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

        Yes. Even if you sign and return the proxy card or voting instruction card in the form accompanying this Proxy Statement, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised at the Annual Meeting by giving written notice to the Secretary of the Company, specifying such revocation. You may also change your vote by timely delivering a valid, later-dated proxy or a later-dated vote in accordance with the instructions provided with this proxy or by voting in person at the Annual Meeting. However, please note that if you would like to vote at the Annual Meeting and you are not the shareholder of record, you must request, complete, and deliver a proxy from your broker or other nominee.

 PROPOSAL No. ONE
ELECTION OF DIRECTORS

Nominees

        A Board of seven directors is to be elected at the Annual Meeting. The bylaws of the Company presently provide that the number of directors which shall constitute the whole Board shall be fixed from time to time by resolution adopted by the Board. The Board currently has seven members.

        Stephen S. Ledoux and Benjamin C. Duster, IV, current directors of the Company, have decided not to stand for re-election and end their service as directors as of the end of their current terms. Each of Messrs. Duster and Ledoux based their decisions not to stand for re-election due to recently assuming additional responsibilities in their professional careers that require additional time commitments and significant international travel. The Board extends its sincere appreciation to Messrs. Duster and Ledoux for their service as members of the Board.

        The Board has nominated Robin J. Adams and James R. Rulseh as candidates for election as directors to fill the vacancy to be created by the departures of Messrs. Duster and Ledoux. Should Messrs. Adams and Rulseh be elected by the shareholders, each will formally join the Board immediately after the Annual Meeting. Messrs. Adams and Rulseh were identified as candidates for the Board as part of the Board's effort to identify qualified candidates that began earlier this year. In addition, Robert E. Davis, who is standing for election by the stockholders at the Annual Meeting for the first time, was first identified as a candidate for the Board by Cetus Capital, LLC, an investor in the Company, and the Board agreed to appoint him as a director pursuant to that certain Investor Agreement by and among Accuride Corporation, Cetus Capital, LLC and certain of its affiliates, dated December 19, 2012.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's seven nominees named below. The seven nominees receiving the highest number of affirmative votes will be elected as directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

        The names of the nominees, and certain information about them, are set forth below:

Name	Age	Director Since	Position
Robin J. Adams	60	—	Director Nominee
Keith E. Busse(2)(3)	69	2010	Director
Richard F. Dauch	52	2011	Director, President and Chief Executive Officer of Accuride Corporation
Robert E. Davis	49	2013	Director
Lewis M. Kling(1)(2)	68	2012	Director
John W. Risner(3)	53	2010	Director and Chairman of the Board
James R. Rulseh	57	—	Director Nominee

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Compensation and Human Resources Committee.

(3)
Member of the Audit Committee.

        The principal occupations and positions for at least the past five years of our current directors and director nominees are described below. There are no family relationships among any of our directors or executive officers.

Biography of Director Nominees

        Robin J. Adams has served as Vice Chairman (since March 2012), Chief Financial Officer (from April 2004 to March 2012) and Chief Administrative Officer (since April 2004) and as a member of the Board of Directors of BorgWarner Inc., a leading, global supplier of highly engineered systems and components, primarily for vehicle powertrain applications. Mr. Adams has announced his plans to retire from and step down from the board of directors of BorgWarner effective April 24, 2013. Prior to joining BorgWarner, Mr. Adams served as Executive Vice President—Finance and Chief Financial Officer of American Axle & Manufacturing Holdings Inc. ("American Axle") from July 1999 until April 2004. Prior to joining American Axle, he was Vice President and Treasurer and Principal Financial Officer of BorgWarner from May 1993 until June 1999. Mr. Adams is also a director of Carlisle Companies, Inc. where he serves as a member of the Audit and Compensation Committees. Mr. Adams holds a B.A. in Business Administration from North Park University and an M.B.A. from DePaul University. Mr. Adams' thirty-seven years experience in the transportation industry, executive and financial leadership experience at two publicly traded U.S. companies over the last 20 years and public company board of directors experience qualify him to serve on our board of directors.

        Keith E. Busse has served as the Chairman of Steel Dynamics, Inc. since 2007. From 1993 to May 2007, Mr. Busse also served as President and CEO of Steel Dynamics, and from May 2007 through December 2011, Mr. Busse served as Chairman and CEO of Steel Dynamics. Prior to 1993, Mr. Busse worked for Nucor Corporation for a period of twenty-one years, where he last held the office of Vice President. Mr. Busse is a co-founder of Steel Dynamics and is also Chairman of the Board and director of Tower Financial Corporation. From 2008 to 2009, Mr. Busse was the American Iron and Steel Institute (AISI) Chairman and from 2004 to 2005 he served as Chairman of the Steel Manufacturing Association. Mr. Busse has served on the board of directors of Tower Financial Corporation, a publicly held bank holding company, since 1998. He has also served as a Trustee for St. Francis University and Trine University. Mr. Busse holds a B.S. in Accounting from International Business College, a B.A. with a major in Business Finance and an Honorary Doctorate Degree in Business from St. Francis College, an M.B.A. from Indiana University, and an Honorary Degree of Doctor of Engineering from Purdue University. Mr. Busse's extensive experience as an executive officer with public manufacturing companies, his unique knowledge of the steel industry and prominent position in that industry's community and his accounting education and financial reporting expertise qualify him to serve on our board of directors.

        Richard F. Dauch has served as our President and Chief Executive Officer and a member of our Board of Directors since February 1, 2011. From June 2008 through January 2011, Mr. Dauch served as President and CEO of global mechanical fastener supplier, Acument Global Technologies, Inc. He held prior leadership roles during a 13-year career at American Axle & Manufacturing, a global supplier of driveline, drive train and chassis systems, as well as at United Technologies Carrier Corporation, after concluding an 11-year career in the United States Army. Mr. Dauch is a member of the board of directors, the Audit Committee and the Compensation Committee of Spartan Motors, Inc. and also serves on the board of directors for West Point Army Football Club where he is a past president. Additionally, he previously served on the board of directors for Original Equipment Suppliers Association. Mr. Dauch is a graduate of the United States Military Academy at West Point and the Massachusetts Institute of Technology's "Leaders For Manufacturing" program graduating with an MS in Engineering and Management. Mr. Dauch's service as our President and Chief Executive Officer, his experience in various leadership positions of manufacturing companies, his leadership training and experience in the United States Military and directorship experiences qualify him to serve on our board of directors.

        Robert E. Davis is currently a Managing Director of Littlejohn & Co., LLC ("Littlejohn"). Mr. Davis joined Littlejohn as a Partner in 2005. Prior to joining Littlejohn, Mr. Davis was a managing director and founding member of Oaktree Capital Management's Mezzanine Fund where he was responsible for originating, executing and monitoring mezzanine investments. Previously, Mr. Davis was a principal at Halcyon Asset Management LLC, focusing on distressed / special situations investments. Mr. Davis started his post-MBA career at Prudential Insurance Company, where he was a founding member of its Financial Restructuring Group. Additionally, Mr. Davis spent two years as a distressed debt and high yield analyst at Oppenheimer and Co. and started his career as an investment banking analyst at Bear Stearns & Co. Mr. Davis holds an MBA from the J.L. Kellogg School of Management at Northwestern University and a B.A. in Economics with Honors from Northwestern University. Mr. Davis serves as the representative of Accuride's largest stockholder, Cetus Capital, LLC, and was appointed to our board of directors pursuant to that certain Investors Agreement, dated December 29, 2012, described elsewhere in this Proxy Statement. Additionally, Mr. Davis' experience with distressed investing, his career in investment banking, and his business and management and leadership skills qualify him to serve on our board of directors.

        Lewis M. Kling served as President, Chief Executive Officer, and a director of Flowserve Corporation, a provider of industrial flow management products and services, from 2005 until October 2009, and was Executive Vice Chairman of the Board of Directors of Flowserve until his retirement in February 2010. He was Chief Operating Officer of Flowserve from 2004 to 2005. Before joining Flowserve, Mr. Kling was Group Vice President and Corporate Vice President of SPX Corporation from 1999 to 2004, and served as President of Dielectric Communications, a division of General Signal Corporation, purchased by SPX Corporation, from 1997 to 1999. Mr. Kling serves on the board of directors, compensation and management development committee, finance committee, environmental committee, and nominating and corporate governance committee of Eastman Chemical Company. Mr. Kling holds a Bachelor of Science Electrical Engineering from Rensselaer Polytechnic Institute and an M.B.A. from Stetson University. Mr. Kling's extensive corporate management experience and expertise in manufacturing through his high-level positions at several industrial product companies, including as CEO of a global manufacturer, qualify him to serve on our board of directors and allow him to offer a unique perspective on long-term growth strategies for manufacturing companies.

        John W. Risner joined The Children's Tumor Foundation as Treasurer in 2002 and has served as its President since 2005, except during a break in service between January 2011 and January 2012. From 1997 to 2002, he served as a Senior Vice President and Senior Portfolio Manager—High Yield Bonds at AIG/Sun America Asset Management. From 1991 to 1997 he was Vice President-Senior Portfolio Manager at Value Line Asset Management. Through his long career in corporate finance, Mr. Risner has obtained significant financial experience. Mr. Risner serves on the board of directors, audit and finance committees of NII Holdings, and previously served on the board of directors of Airgate PCS and UGC Europe. Mr. Risner has management and government relations experience through work as an executive of a nonprofit organization, and he currently Chairs the Congressionally Directed Medical Research Program NFRP Integration Panel. He has experience serving on audit, compensation, finance and special committees, and qualifies as an audit committee financial expert. Mr. Risner earned a B.S. from the University of Maryland, an M.B.A. from Fordham University and is a Chartered Financial Analyst. Mr. Risner's background in finance, directorship experiences and corporate governance expertise qualify him to serve on our board of directors.

        James R. Rulseh currently serves as President of JRR & Associates, LLC, an independent manufacturing consulting company focused on operations improvement and operational leadership excellence, and as Senior Advisor to Evergreen Pacific Partners. Prior to May 2011, Mr. Rulseh served as the Chief Operating Officer, Tulip Corporation, a private manufacturing company, since 2009. Prior to joining Tulip Corporation, Mr. Rulseh served in the following capacities for Modine Manufacturing Company, an NYSE listed company that is a diversified global leader in thermal management technology and solutions: Special Assistant to the Chief Executive Officer from January 2009 to October 2009; Regional Vice President—Americas from October 2007 to January 2009; Regional Vice President—Asia from November 2006 to October 2007; Group Vice President from April 2001 to November 2006; and Managing Director of the Automotive Business Unit of Modine Europe, from 1998 to March 2001. Prior to 1998, Mr. Rulseh held various other positions with Modine beginning in 1977. Mr. Rulseh currently serves as Lead Director on the Board of Directors of Woodward, Incorporated, where he is currently a member of the Compensation Committee and the Nominating and Governance Committee and previously served on the Audit Committee. Mr. Rulseh holds a B.S. in Industrial Technology from the University of Wisconsin—Platteville and completed the Kellogg School of Management—Advanced Executive Education Program in 2003. Mr. Rulseh's senior executive level experience in international manufacturing and business restructurings, as well as his experience as a public company director, qualify him to serve on our board of directors.

Biography of Director with Term Expiring May 28, 2013

        Benjamin C. Duster, IV specializes as an independent director on the boards of public companies undergoing or contemplating transforming change requiring the development and implementation of new managerial, operational, organizational and/or strategic initiatives. He is also a director of Ormet Corporation, Chorus Aviation, WBL Corporation, and Netia, SA; and past director of Catalyst Paper, Neenah Foundry and RCN Corporation. From 2002 until its sale to Essar Steel in 2007, Mr. Duster served as Chairman of the Board of Algoma Steel. From 2001 to 2005 he was a partner with Masson & Company, LLC, an interim and crisis management and financial restructuring firm. Prior to that he was a Managing Director with Wachovia Securities where he headed the Mergers & Acquisitions advisory business focusing on middle market companies. From 1981 through 1997, Mr. Duster held various positions in Mergers & Acquisitions and Merchant Banking at Salomon Brothers. Mr. Duster holds a B.A. in Economics (Honors) from Yale University, an MBA from Harvard Business School and a J.D. from Harvard Law School. He was admitted to the Illinois Bar in 1985 (no longer active). Mr. Duster's relevant experience in turnaround management and restructuring, his valuable financial expertise, familiarity with mergers and acquisitions, capital markets transactions and private equity and his substantial board experience and corporate governance knowledge qualify him to serve on our board of directors.

        Stephen S. Ledoux has served as Managing Director, Rothschild, Inc., one of the world's leading independent investment banking organizations providing financial services to governments, corporations and individuals world wide, since 2001. Prior to joining Rothschild, Mr. Ledoux held the position of Portfolio Manager of Morgens Waterfall and Vintiadas, an investment advisory firm focused on equity and distressed debt investing from 1999 to 2001, as well as various positions at Lehman Brothers, The Blackstone Group, and Salomon Brothers. Mr. Ledoux holds a B.S. in Finance, Investments and Economics from Babson College. Mr. Ledoux's experience with distressed investing and his long career in investment banking, along with his business leadership skills and management experience qualify him to serve on our board of directors.

Vote Required; Recommendation of Board of Directors

        If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes will not affect the election of directors.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
SET FORTH HEREIN.

The Board of Directors and its Committees

        Our Board of Directors is currently comprised of Keith E. Busse, Richard F. Dauch, Robert E. Davis, Benjamin C. Duster, IV, Lewis M. Kling, Stephen S. Ledoux and John W. Risner. Messrs. Duster and Ledoux are not standing for re-election and their terms will end as of the Annual Meeting. The Board has nominated Robin J. Adams and James R. Rulseh for election by the Company's shareholders at the Annual Meeting.

        The Board has organized the three following standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation and Human Resources Committee. During 2012, the Board held 16 meetings, the Audit Committee held 7 meetings, the Nominating & Corporate Governance Committee held 4 meetings and the Compensation and Human Resources Committee held 7 meetings. Each of the Company's incumbent directors that were members of the Board in 2012 attended at least 75% of each of (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board on which such person served during his tenure on the Board and any committee during the 2012 fiscal year.

  Annual Meeting Attendance

        Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend, but recognizes that circumstances may prevent attendance from time to time. To facilitate attendance and reduce travel costs, the Company generally schedules its Annual Meeting to occur immediately before or after a periodic meeting of the Board, although in some years, such as this year, scheduling conflicts and other issues may prevent this arrangement. All of the Company's incumbent directors that were members of the Board in 2012 attended the 2012 Annual Meeting of Stockholders.

  Director Independence

        The Company is listed on the NYSE. The Board has determined that Messrs. Busse, Davis, Duster, Kling, Ledoux and Risner, are "independent" as that term is defined in the NYSE rules. The Board has also determined that Messrs. Adams and Rulseh qualify as "independent" under NYSE rules. In making that determination, the Board considered the objective standards set forth in the NYSE rules, and also reviewed relationships between each director and the Company in detail to determine whether, despite satisfying the objective standards for independence, any such director has relationships with the Company that, individually or in the aggregate, would prevent the Board of Directors from finding that such director is independent or would be reasonably expected to interfere with such person's exercise of independent judgment. The Board of Directors considered directors' relationships with the Company from the standpoint of both the nominee and the persons and organizations with which the nominee has an affiliation. In addition, the Board has determined that each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has adopted a charter for each of the three standing committees. The current members of the Board's standing committees are all NYSE "independent".

  Audit Committee

        The Board has established a standing Audit Committee to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Audit Committee is set forth in the Audit Committee Charter, which is posted in the Investor Information section of our website at www.accuridecorp.com. Our Audit Committee is currently comprised of Messrs. Busse, Ledoux and Risner, with Mr. Risner serving as Chairman. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in the NYSE's rules. In addition, the Board has determined that each current member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Exchange Act. The Board has further determined that each current member of the Audit Committee is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K of the Securities Act.

  Compensation and Human Resource Committee

        The Compensation and Human Resources Committee (the "Compensation Committee") discharges the Board's responsibilities relating to compensation of the Company's executives, including the establishment, maintenance and oversight of compensation and benefit policies and programs. The Compensation Committee also reviews the Company's senior management structure, periodically assesses the capabilities of the Company's officers, provides oversight of succession planning for the Chief Executive Officer and other senior management positions, and reviews compliance with the compensation rules, regulations and guidelines promulgated by the Securities and Exchange Commission ("SEC") and other laws as applicable. A more complete description of the powers and responsibilities delegated to the Compensation Committee is set forth in the Compensation and Human Resources Committee Charter, which is posted in the Investor Information section of our website at www.accuridecorp.com. Our Compensation Committee is currently comprised of Messrs. Busse, Duster and Kling, with Mr. Duster serving as Chairman. Mr. Kling joined the Compensation Committee in February 2012. The committee is currently comprised solely of directors that are "independent" as defined in the New York Stock Exchange Rules.

        The Compensation Committee has the sole authority to determine the Chief Executive Officer's compensation. In fulfilling that responsibility, the Compensation Committee is responsible for annually reviewing and approving corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluating the performance of the CEO in light of those goals and objectives and determining and approving the total compensation package of the CEO based on such evaluation. The Compensation Committee is further responsible for reviewing and approving the total compensation package of non-CEO executive officers as defined by Rule 3b-7 of the Exchange Act. To aid the Compensation Committee in setting compensation, our CEO provides recommendations annually to the Compensation Committee regarding the compensation for all executive officers, but does not actually set any NEO's compensation. Each member of our senior executive management team, in turn, participates in an annual performance review with the CEO and provides input about his or her contributions to our success for the relevant period. The Compensation Committee, with the participation of the CEO, reviews the performance of each senior executive officer annually.

        The Compensation Committee is also responsible for periodically reviewing and making recommendations to the Board with respect to the compensation of all non-employee directors.

        In fulfilling its responsibilities, the Compensation Committee has from time to time retained the services of a compensation consultant to assist it in determining the key elements of our compensation programs, as well as analyzing key executive management compensation relative to comparable companies. The Compensation Committee utilized the services of Pay Governance in setting 2012 compensation. Beginning in August, 2012, the Compensation Committee engaged AonHewitt, an executive compensation consulting firm, as its independent compensation consultant. As detailed in the Compensation Discussion and Analysis section of this proxy statement, AonHewitt also assists the Company with various human resources matters, including benefit and pension plan testing and actuarial services and proxy disclosure matters. The Compensation Committee reviewed the nature of and extent of the relationship among the Compensation Committee, the Company and each of Pay

Governance and AonHewitt and the individuals providing advice to the Compensation Committee with respect to any conflicts or potential conflicts of interest. Based on that review, the Compensation Committee believes that there are no conflicts of interest or potential conflicts of interest that would unduly influence the provision of advice to the Compensation Committee.

        The Committee may delegate its responsibilities to a Section 16 and 162(m) Subcommittee to the extent necessary to allow the Company to avail itself of certain provisions of Section 16 of the Exchange Act and Section 162(m) of the Internal Revenue Code. Further the Compensation Committee may delegate responsibility for (a) approving employment agreements and severance arrangements, (b) any change-in-control agreements and certain change-in-control provisions, and (c) any special or supplemental compensation and benefits as they relate to initial offers of employment of the CEO or executive officers to a subcommittee of the Compensation Committee or other members of the Board or management as the Compensation Committee deems appropriate, to the extent consistent with the Company's bylaws and applicable law.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee (the "Nominating Committee") acts pursuant to a written charter adopted by the Board, which is available at the Investor Information section of our website at www.accuridecorp.com. The Nominating Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership, considers and recommends director nominees for approval by the Board and the stockholders and oversees the evaluation of the Board. The Nominating Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. Our Nominating Committee is comprised of Messrs. Duster, Kling and Ledoux, with Mr. Ledoux serving as Chairman. Mr. Kling joined the Nominating Committee in February 2012. The Nominating Committee met four (4) times in conjunction with Board meetings during the 2012 fiscal year. The Board has determined that each of the members of the Nominating and Corporate Governance Committee is "independent" as defined in the New York Stock Exchange Rules.

        The Nominating Committee will consider director candidates recommended by stockholders. Except as noted below, in 2012 the Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Committee's slate of nominees in the Company's proxy statement. In late-2012, after filing a Schedule 13D, Cetus Capital, LLC and certain of its affiliates engaged in negotiations with the Company that resulted in the parties entering into that certain Investors Agreement, dated December 29, 2012. Pursuant to the Investors Agreement, the Company agreed to appoint a designee of Cetus Capital as a member of our Board of Directors, and Robert E. Davis was appointed as that designee on January 29, 2013.

        As specified in the Company's Bylaws, stockholders recommending director candidates must provide, among other things, all information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder, including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

        In evaluating director nominees, the Nominating Committee considers the following criteria:

  •
  personal and professional integrity, ethics and values;

  •
  experience in corporate management, such as serving as an officer or former officer of a publicly held company and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment;

  •
  experience in the Company's industry and with relevant social policy concerns;

  •
  experience as a board member of another publicly held company;

  •
  academic expertise in an area of the Company's operations; and

  •
  practical and mature business judgment, including ability to make independent analytical inquiries.

        There are no stated minimum criteria for director nominees, and the Company does not have a formal policy on diversity of Board membership. In addition to the criteria listed above, the Nominating Committee may also consider such other factors as it deems are in the best interests of the Company and its stockholders. All candidates are reviewed in the same manner regardless of the source of the recommendation.

        The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to nominate a member for re-election, unless the Board determines not to fill a vacancy, the Nominating Committee will identify the desired skills and experience of a new nominee as outlined above. The Company has in the past engaged third parties to assist in identifying, evaluating and performing background checks on potential director nominees, and reserves the right to do so in the future. For example, the Company retained an independent search firm to assist in the search that led to the appointment of Lewis M. Kling in February 2012, and paid a fee for such services.

        Stockholders may send any recommendations for director nominees or other communications to the Board or any individual director c/o Accuride Corporation, ATTN: Corporate Secretary, 7140 Office Circle, Evansville, IN 47715. All communications received will be reported to the Board or the individual directors, as appropriate.

  Non-employee Director Executive Sessions

        To promote open discussion among the non-employee directors, our non-management directors meet at regularly scheduled "executive sessions" in which those directors meet without management participation. The Chairman of our Board presides over these meetings. Additionally, in the event our non-employee directors include directors who are not also "independent" under NYSE rules, the "independent" directors will meet separately at least once per year in executive session. Interested parties may communicate directly with our non-employee directors by writing to Accuride Corporation, ATTN: Non-employee Directors, c/o Corporate Secretary, 7140 Office Circle, Evansville, IN 47715.

  Board Leadership Structure

        Under our bylaws, our directors have the discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer as they deem appropriate in light of our existing circumstances. In February 2011, in connection with the hiring of our President and Chief Executive Officer, Richard F. Dauch, the Board decided to separate the two positions. John W. Risner is the current Chairman of the Board and has held that position since our 2012 Annual Meeting of Stockholders. Previously, Mr. Risner served as our Lead Independent Director. Our current separation of roles allows our President and Chief Executive Officer to focus his efforts on running the Company while the Chairman of the Board coordinates the Board's activities. This separation of roles notwithstanding, we believe it is important that the President and Chief Executive Officer and the Chairman of the Board work together to ensure the Board is fully advised of important issues, trends and business developments. To that end, the flow of information between management and the Board is frequent, timely and substantive.

  Board Oversight of Risk

        Management is responsible for the Company's day-to-day risk management activities and processes, and our Board's role is to engage in informed oversight of and provide direction with respect to such risk management activities and processes. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction, as well as the adequacy of our risk assessment and risk management processes. Our Board performs this oversight function in a variety of ways, including the following:

  •
  the Board receives management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics; and

  •
  the Audit Committee assists the Board in its oversight of risk management by discussing with management the Company's major financial, reporting, disclosure and regulatory and legal compliance risk exposures and the steps management has taken to monitor and control such exposures, including the Company's financial, reporting and disclosure activities and related risk management guidelines and policies.

  Compensation Programs and Policies Risk Assessment

        We conducted a risk assessment of our compensation programs and policies from a legal, human resources, auditing and risk management perspective and reviewed and discussed this assessment with the compensation committee. Based on this assessment we concluded that we do not have any compensation programs or practices which would reasonably likely have a material adverse effect our business.

Code of Ethics

        The Board has adopted a formal code of conduct that applies to all of the Company's employees, officers and directors. You can access the latest copy of the Code of Conduct as well as our Corporate Governance Guidelines and charters of the Audit Committee, Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee of the Board in the Investor Information section of our website at www.accuridecorp.com. Additionally, these documents are available in print to any stockholder requests them by writing to Accuride Corporation, ATTN: Corporate Secretary, 7140 Officer Circle, Evansville, IN 47715.

 COMPENSATION OF NON-EMPLOYEE DIRECTORS

        The following Director Compensation Table sets forth summary information concerning the compensation earned in 2012 for services as directors to our Company. During 2012, William M. Lasky served as a director until April 24, 2012.

	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
William M. Lasky	$30,000	$59,999	$89,999
Keith E. Busse	$60,000	$59,999	$119,999
Benjamin C. Duster	$67,500	$59,999	$127,499
Lewis M. Kling	$55,000	$110,301	$165,301
Stephen S. Ledoux	$67,500	$59,999	$127,499
John W. Risner	$101,667	$59,999	$161,666

(1)
All fees are shown in this column regardless of payment date or method. The amounts are detailed below:

	Base Retainer(a)	Chairman	Lead Independent	Audit Committee Chairman	Human Resource & Compensation Committee Chairman	Nominating/ Governance Committee Chairman	Total
William M. Lasky	$20,000	$10,000	—	—	—	—	$30,000
Keith E. Busse	$60,000	—	—	—	—	—	$60,000
Benjamin C. Duster	$60,000	—	—	—	$7,500	—	$67,500
Lewis M. Kling	$55,000	—	—	—	—	—	$55,000
Stephen S. Ledoux	$60,000	—	—	—	—	$7,500	$67,500
John W. Risner	$60,000	$20,000	$6,667	$15,000	—	—	$101,667

(a)
Cash retainers earned by Messrs. Lasky and Kling were pro-rated to reflect less than a full year of service as a director during 2012.
(2)
Each director received a grant of 7,712 restricted stock units in February 2012, which were subject to vesting on the first anniversary of the grant date subject to continued service as a director. Upon concluding his service as a director in April 2012, the Board elected to vest the remaining stock awards held by Mr. Lasky, which included the 7,712 restricted stock units granted in February 2012 and 3,623 restricted stock units granted in 2010. In addition, Mr. Kling received an initial grant upon joining our Board of 6,393 restricted stock units that vest on the fourth anniversary of the grant date. These amounts represent the aggregate expense recognized for financial statement reporting purposes in 2012, disregarding forfeitures related to service-based vesting conditions, in accordance with the Financial Accounting Standards Board's ("FASB") ASC Topic 718, Compensation—Stock Compensation, for stock options and RSUs granted to the directors. Other than for Mr. Kling, who joined our Board in February 2012, the total grant date fair value of awards to the directors made in 2012 was $59,999. The awards for which expense is shown in this table include the awards described below:

	Grant Date	Restricted Stock Units Granted	Stock Option Shares Granted	Exercise Price	Grant Date Fair Value of Stock and Option Awards	Stock Option Shares Exercisable at 12/31/2012	Stock Option Shares Outstanding at 12/31/2012
William M. Lasky	2/1/2012	7,712	—	—	$59,999	—	—
Keith E. Busse	2/1/2012	7,712	—	—	$59,999	—	—
Benjamin C. Duster	2/1/2012	7,712	—	—	$59,999	—	—
Lewis M. Kling	2/3/2012	7,712	—	—	$60,308	—	—
Lewis M. Kling	2/3/2012	6,393	—	—	$49,993	—	—
Stephen S. Ledoux	2/1/2012	7,712	—	—	$59,999	—	—
John W. Risner	2/1/2012	7,712	—	—	$59,999	—	—

  Narrative to Director Compensation Table

        Directors serving on our Board do not receive any separate compensation for services performed as a director beyond that disclosed above. Except as otherwise noted below, since March 1, 2010 our non-employee director compensation structure has been as follows:

  •
  Each non-employee director receives an annual cash retainer of $60,000;

  •
  Additionally, the Chairman, the Lead Independent Director and each non-employee director Chairpersons of Board committees will receive the following annual retainers in addition to the non-employee director fees outlined above:

  •
  Chairman of the Board—$30,000 annual retainer;

  •
  Lead Independent Director—$20,000 annual retainer;

  •
  Audit Committee Chairperson—$15,000 annual retainer;

  •
  Nominating and Corporate Governance Committee Chairperson—$7,500 annual retainer; and

  •
  Compensation and Human Resources Committee Chairperson—$7,500 annual retainer.

        Further, each non-employee director of the Company receives an annual grant of Restricted Stock Units ("RSUs") valued at $60,000, with such RSUs vesting in full on the first anniversary of the grant date subject to continued service. Although starting in 2012, the annual non-employee director RSU grant were to be made on the first business day of February each year, the Board elected to postpone the annual grant in 2013 until it made the annual grants to management under the Company's long-term incentive plan, which is discussed in the Compensation Discussion and Analysis section of this proxy statement. Shares will be delivered to each non-employee director in accordance with this vesting schedule, unless the non-employee director has elected to defer delivery pursuant to the Accuride Corporation Directors' Deferred Compensation Plan (the "DDCP").

        Under the DDCP, non-employee directors may elect to defer payment of all or a specified part of their compensation earned during a given year, including any stock-based compensation. Deferred compensation will be distributed to the non-employee directors: 1) in a lump sum payment or installments, as the non-employee director may elect; and 2) as of the first January 1 following the non-employee director's separation from the Company, unless the non-employee director has elected a different payment schedule.

        We reimburse directors for out-of-pocket expenses incurred in connection with their attendance at Board and Board Committee meetings.

 PROPOSAL No. TWO

ADVISORY VOTE ON APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

        Deloitte & Touche LLP ("Deloitte") has been the independent registered public accounting firm for the Company since 1997 and, upon recommendation of the Audit Committee of the Board, their reappointment as the Company's independent registered public accounting firm for the 2013 fiscal year has been approved by the Board, subject to an advisory vote by the stockholders. Stockholder ratification of the selection of Deloitte as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate governance practice.

        The Company has been advised that a representative of Deloitte will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

        The following table sets forth the aggregate fees (in thousands) billed or to be billed by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the following services during fiscal 2010 and 2011:

	2012 Fees	2011 Fees
Audit fees(1)	$1,637	$1,676
Audit-related fees(2)	80	69
Tax fees(3)	942	386
All other fees(4)		303

Total	$2,659	$2,434

(1)
Audit Fees:    represents the aggregate fees billed or to be billed for professional services rendered for the audits of our annual financial statements and for the review of the financial statements included in our quarterly reports during such periods, or for services that are normally provided in connection with statutory and regulatory filings or engagements. Due to the fact that we conduct a fully integrated audit, we cannot determine the amount of fees related to Sarbanes-Oxley Act, Section 404 audit services.

(2)
Audit-related Fees:    represents the aggregate fees billed or to be billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, but are not included as Audit Fees, such as due diligence related to mergers and acquisitions.

(3)
Tax Fees:    represents the aggregate fees billed or to be billed for professional services rendered for U.S. federal, state and foreign tax compliance, acquisition related tax integration and tax restructuring services.

(4)
All Other Fees:    represents the aggregate fees billed or to be billed consisting of permitted non-audit services. During 2011, we incurred fees of $303 for services related to relisting and bankruptcy matters.

        All of these services for fiscal years 2012 and 2011 were approved by the Audit Committee in accordance with the pre-approval policies described below.

        In accordance with the Audit Committee charter, the Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other permitted non-audit services. Any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee may elect to delegate pre-approval authority to one or more designated committee members in accordance with its charter. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC's rules on auditor independence.

Vote Required; Recommendation of the Board of Directors

        Although not required to be submitted for stockholder approval, the Board is seeking an advisory vote on the appointment of the Company's independent registered public accounting firm for 2013. In the event stockholders do not approve the selection of Deloitte & Touche LLP by the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, the appointment of the Company's independent registered public accounting firm will be reconsidered by the Board.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE 2013 FISCAL YEAR.

 PROPOSAL No. THREE

APPROVAL OF AMENDED AND RESTATED RIGHTS AGREEMENT

Introduction and Background

        Our Board is requesting that stockholders vote in favor of approving our Amended and Restated Rights Agreement, which was entered into between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, on November 7, 2012, and subsequently amended on December 19, 2012 by that certain Amendment No. 1 to the Amended and Restated Rights Agreement (the "Amendment" and the agreement, as amended, the "Restated Rights Agreement").

        On November 9, 2011, the Company and the Rights Agent entered into a Rights Agreement (the "Original Agreement") and, in connection therewith, our Board declared a dividend of one preferred stock purchase right (individually, a "Right" and collectively, the "Rights") for each share of our common stock outstanding at the close of business on November 23, 2011, subject to the terms and conditions of the Original Agreement. The Restated Rights Agreement amends and restates in its entirety the Original Agreement which, by its terms, would have expired on November 9, 2012. As this date approached, our Board considered various factors, including, among others, the Company's perceived long-term value relative to the current share price of its common stock and the timing and impact of internal efforts to improve the Company's business, in evaluating whether to extend the expiration of the Original Agreement and the terms on which an extension would be made, including whether to amend various provisions of the Original Agreement. Balancing these factors, our Board, by a unanimous vote, decided to extend the expiration of the Rights, to amend certain provisions of the Original Agreement and to submit the Restated Rights Agreement to stockholders for their approval at the Annual Meeting. Subsequently, following negotiations with our largest stockholder, Cetus Capital, LLC and its affiliates ("Cetus"), our Board entered into the Amendment to shorten the term of the Restated Rights Agreement from November 9, 2015 to April 30, 2014. Cetus, who currently owns approximately 14.7% of the Company's outstanding common stock, has agreed to vote in favor of the Restated Rights Agreement at the Annual Meeting.

        While none of the Company's Amended and Restated Certificate of Incorporation, the Company's Amended and Restated Bylaws or applicable law require stockholder approval of a rights agreement or any similar arrangement, our Board has determined to seek stockholder approval of the Restated Rights Agreement as a matter of good corporate governance. The Board's decision to seek approval of the Restated Rights Agreement is not in response to, or in anticipation of, any unsolicited, pending or threatened bid or offer for our common stock. If stockholders do not approve the Restated Rights Agreement at the Annual Meeting, the Rights will automatically expire and the Restated Rights Agreement will terminate effective immediately. If the Restated Rights Agreement is approved, the agreement will expire on April 30, 2014, unless the Rights are earlier redeemed or exchanged in accordance with the terms of the Restated Rights Agreement.

        In the event that our stockholders do not approve the Restated Rights Agreement, our Board, in the exercise of its fiduciary duties, may in the future nevertheless determine to adopt another stockholder rights plan.

Purpose of the Restated Rights Agreement

        The primary purposes of the Restated Rights Agreement are to (i) extend the expiration date of the Rights previously issued under the Original Agreement to April 30, 2014, subject to stockholder approval, (ii) increase the trigger threshold to 20% and (iii) add a "qualifying offer" provision by which stockholders may require, following the Company's receipt of a Qualifying Offer (as defined below), that the Board call a special meeting of stockholders to consider exempting the Qualifying Offer from the provisions of the Restated Rights Agreement.

        The Restated Rights Agreement is designed to assist our Board in enabling all of our stockholders to realize the long-term value of their investment in Accuride, to assure that all of the Company's stockholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive or coercive tactics to gain control of the Company without paying all stockholders a control premium. The Restated Rights Agreement was not adopted in response to any specific takeover proposal and will not prevent a takeover.

        The Rights will cause substantial dilution to a person or group that acquires 20% or more of our common stock on terms not approved by our Board. The Rights should not interfere with any merger or other business combination approved by the Board at any time prior to the first date that a person or group has become an "Acquiring Person". The Restated Rights Agreement is designed to encourage anyone seeking to acquire control of the Company to negotiate with our Board and to provide our Board with time to fully consider an unsolicited takeover bid, and, if appropriate, to explore other alternatives that maximize stockholder value.

        The Restated Rights Agreement contains a number of "stockholder friendly" provisions that have been tailored to meet the standards of sound corporate governance, as determined by many institutional investors, and to meet the published requirements of the most recent U.S. proxy voting guidelines issued by Institutional Stockholder Services, a proxy advisory firm for many institutional investors. Specifically, the Restated Rights Agreement includes:

  •
  a 20% "flip in" threshold;

  •
  a term of less than three years, subject to stockholder approval;

  •
  no features that would limit the ability of a future Board of Directors of Accuride to redeem the Rights or otherwise make the Restated Rights Agreement inapplicable to a particular transaction prior to a person or group becoming an "Acquiring Person"; and

  •
  a "qualifying offer" provision.

        Our Board intends to use the Restated Rights Agreement only in accordance with its fiduciary duties and in the best interest of all of the Company's stockholders.

Summary of the Restated Rights Agreement

        The following summary is a general description of the Restated Rights Agreement. This summary does not purport to be a complete description of all provisions of the Restated Rights Agreement and is qualified in its entirety by reference to the full text of the Restated Rights Agreement included as Appendix A to this Proxy Statement.

        Rights.    One preferred stock purchase right for each share of our common stock outstanding.

        Expiration Date.    The Restated Rights Agreement extends the expiration date of the Rights to April 30, 2014, subject to stockholder approval.

        Purchase Price.    Each Right will entitle the registered holder thereof, after the Rights become exercisable and until April 30, 2014 (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company at a price of $30.00.

        Acquiring Person Threshold.    The definition of "Acquiring Person" was modified in the Restated Rights Agreement to increase the beneficial ownership threshold from 15% to 20% or more of the outstanding common stock of the Company, subject to certain exceptions. If a stockholder or potential acquirer purchases sufficient stock to surpass the 20% ownership threshold, the Rights "flip in" and become Rights to acquire, for $30.00, a number of shares of common stock having a current market value of $60.00.

        Excercisability.    The Rights will not be exercisable until the earlier to occur of (i) the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the common stock (an "Acquiring Person") or (ii) the close of business on the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of 20% or more of the common stock (the earlier of (i) and (ii) being called the "Distribution Date"). Under the Restated Rights Agreement, synthetic ownership of common stock in the form of derivative securities counts towards the 20% ownership threshold if the person or group physically owns 5% or more of actual common stock.

        Redemption.    The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price") by the Board at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        Exchange.    At any time after a person becomes an Acquiring Person and prior to the earlier of a merger or other business combination transaction in which the Company is acquired or more than 50% of its assets or earning power are sold or the acquisition by such Acquiring Person of 50% or more of the then outstanding common stock, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, for shares of common stock at an exchange rate of one share of common stock per Right (subject to adjustment).

        Qualifying Offer Provision.    A "Qualifying Offer," is defined as an offer determined by the Board to have each of the following characteristics, in summary terms:

  •
  fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for all of the outstanding shares of common stock at the same per-share consideration;

  •
  a per share offer price greater than the highest reported market price of the common stock in the twenty-four months immediately preceding the date on which the Qualifying Offer is commenced; provided, that if an offer includes common stock of the offeror, such per share offer price will be determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the date on which the Qualifying Offer is commenced;

  •
  conditioned on a minimum of at least a majority of (i) the shares of common stock outstanding on a fully-diluted basis and (ii) the outstanding shares of common stock not held by the offeror (or its affiliates and associates) being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

  •
  accompanied by an irrevocable commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction in which all of the shares of common stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

  •
  accompanied by an irrevocable commitment of the offeror that the offer will remain open through the time period required for completion of the Qualifying Offer process discussed above; and

  •
  in accordance with such other conditions contained in the Restated Rights Agreement.

If the Qualifying Offer includes shares of common stock of the offeror:

  •
  the consideration must consist solely of freely-tradeable common stock of a publicly traded United States corporation;

  •
  such common stock must be listed or admitted to trading on the New York Stock Exchange, NASDAQ Global Select Market or NASDAQ Global Market;

  •
  the offeror must have received stockholder approval to issue such common stock in connection with the offer or not require such approval;

  •
  the offeror must have no other class of voting stock outstanding;

  •
  no person (including such person's affiliated and associated persons) can beneficially own twenty percent or more of the shares of common stock of the issuer then outstanding at the time of commencement of the offer or at any time during the term of the offer;

  •
  the offeror must meet the registrant eligibility requirements for use of a registration statement on Form S-3 for registering securities under the Securities Act of 1933, as amended, including the filing of all reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended, in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

  •
  the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate.

        Notwithstanding the foregoing, an offer will not be considered a Qualifying Offer if a nationally recognized investment banking firm retained by the Board renders an opinion that the consideration being offered to the stockholders is either inadequate or unfair.

        If the Company receives a Qualifying Offer (that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described) and the Board has not redeemed the outstanding Rights, exempted the Qualifying Offer from the terms of the Restated Rights Agreement, or called a special meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Restated Rights Agreement within ninety business days following the commencement of the offer (the "Board Evaluation Period"), then, within seventy to ninety business days following commencement of the offer, the holders of at least 10% of the Company's outstanding shares of common stock (excluding shares beneficially owned by the offeror and its affiliates and associates) may request that the Board call a special meeting of the Company's stockholders to vote on a resolution to exempt the Qualifying Offer.

        The special meeting shall be held by the ninetieth business day following the last day of the Board Evaluation Period, subject to extension in certain circumstances (the "Special Meeting Period"). If the Board does not hold a special meeting by the last day of the Special Meeting Period, the Qualifying Offer will be deemed exempt from the Restated Rights Agreement at the close of business on such date. If the Board does hold a special meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Restated Rights Agreement at the close of business on the date the votes are certified as official by the inspector of elections.

        Amendment.    Any of the provisions of the Restated Rights Agreement may be amended by the Board for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Restated Rights Agreement in any manner that does not adversely affect the interests of the holders of the Rights.

Vote Required; Recommendation of the Board of Directors

        The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Restated Rights Agreement.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE AMENDED AND RESTATED RIGHTS AGREEMENT

 PROPOSAL No. FOUR

APPROVAL OF THE
ADVISORY RESOLUTION ON THE COMPANY'S EXECUTIVE COMPENSATION

        We are asking our stockholders to approve on an advisory basis the 2012 compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables, and the accompanying narrative disclosure, set forth in this proxy statement (commonly referred to as "Say-on-Pay"). While this vote is advisory, and not binding on our company, it will provide information to our Compensation and Human Resources Committee ("Compensation Committee") and management regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will consider when evaluating compensation for the remainder of 2013 and determining executive compensation for future years. We are providing this advisory vote as required pursuant to Section 14A of the Exchange Act. In accordance with the results of the 2011 stockholder advisory vote regarding the frequency of the advisory vote on the Company's executive compensation, this advisory vote will be presented on an annual basis unless otherwise disclosed. Following this year's advisory vote, the next scheduled advisory vote will take place at the 2014 Annual Meeting.

        As described more fully in the Compensation Discussion and Analysis portion of this proxy, our executive compensation program has been designed to attract, motivate and retain individuals with the skills needed to formulate, implement and execute strategy to further the creation of stockholder value. Our core compensation principles are designed to align management's interests with our stockholders' interests to support long-term value creation and pay for performance. Our Compensation Committee annually evaluates our compensation programs, with input from its independent compensation consultant and with emphasis on pay for performance, to identify potential changes to focus management on improving the business and using assets efficiently to help create real returns for our shareholders.

        In designing our 2012 compensation program, our Compensation Committee engaged Pay Governance, its independent compensation consultant through June, 2012, to benchmark the competitiveness of Accuride's senior executive compensation levels, provide information on competitive practices for incentive program design and propose modifications to our executive compensation program based upon its findings. Our 2012 compensation program sought to align executive compensation with both short-term and long-term goals, through market competitive base salaries, an annual cash incentive program and a long term equity incentive program.

        Our Compensation Committee established our 2012 annual cash incentive program to closely align management goals with those of the Company's stockholders. In doing so, the Compensation Committee discontinued the use of Adjusted EBITDA as a performance metric under the AICP, but otherwise followed a similar approach to that of 2011 in establishing threshold metrics for Pre-tax Income, Pre-tax Return on Assets (defined as Pre-tax income divided by average total assets) and cash flow from operating activities (excluding capital expenditures). The Compensation Committee selected pre-tax metrics to eliminate distortions that may be created by taxes and changed from free cash flow to cash flow from operating activities to eliminate the potential incentive to cut capital spending in order to achieve the threshold performance target. This design emphasizes the importance of capital management and efficient use of assets and driving real returns to stockholders, while evolving from metrics historically used in the annual cash incentive program. The Company's 2012 financial performance did not satisfy the minimum threshold performance triggers and as a result there was no payout under the 2012 annual cash incentive program. However, after review of management's performance for 2012, and in keeping with its overall pay philosophy, the Compensation Committee and the Board determined that it was appropriate to pay minimal bonuses for 2012 to certain officers and employees of the Company, including the NEOs as reported in the Summary Compensation Table.

The rationale for these bonus payments is disclosed in more detail in the Compensation Discussion and Analysis section of this proxy statement.

        In 2012, the Compensation Committee modified the structure of the long-term incentive award program to reduce the portion of the award delivered in full value shares and to include stock options (25% of target award value) to enhance the performance orientation of the awards and further align management with stockholders. In addition, the Compensation Committee modified the award agreements for the 2012 long-term incentive awards to include a double-trigger change-in-control accelerated vesting feature in place of the previous single-trigger change-in-control accelerated vesting provision. In 2013, the Compensation Committee further evolved the structure of the long-term incentive award program to enhance the performance orientation of the awards by equally splitting the target value of the equity award between time vesting restricted stock units and performance vesting restricted stock units. The 2013 performance vested awards will vest based upon the Company's return on assets performance over a three year period as compared to a benchmark established by the Committee. The Compensation Committee continues to evaluate the structure of the long-term incentive award program with an intention of enhancing the long-term performance alignment of the awards.

        The Compensation Committee has established stock ownership guidelines, setting targets for non-employee directors at six times a director's annual base cash retainer. The stock ownership targets for the Chief Executive Officer and Senior Vice Presidents are four times base salary and two times base salary, respectively.

        As part of its on-going review and restructuring of executive compensation programs, our Compensation Committee eliminated executive perquisites, effective as of January 1, 2012, which eliminated, among other perquisites, all tax gross-ups other than related to relocation programs, the financial planning stipend, executive life insurance and executive physicals.

        We believe our executive compensation programs are appropriately designed and that our Board of Directors is engaged and making compensation decisions that (i) align management interests with those of our stockholders to support long-term value creation, (ii) award pay for performance and (iii) reflect company-unique circumstances, along with general economic and industry conditions. Accordingly, the Board of Directors recommends that our stockholders vote in favor of the following advisory resolution:

  RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement.

        Because the vote is advisory, it will not be binding upon the Board or the Compensation Committee. The Compensation Committee, however, will consider the outcome of the vote in determining future compensation policies and decisions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2012.

Share Ownership by Principal Stockholders and Management

        The following table sets forth, based on information we have as of April 8, 2013, the beneficial ownership of our common stock by:

  •
  all persons known to us to be the beneficial owners of more than 5% of our common stock;

  •
  each of the Named Executive Officers, other than Mr. Wright, who is no longer employed by the Company;

  •
  each current director;

  •
  each person nominated to serve as a director; and

  •
  all directors and executive officers as a group.

As of April 17, 2013, there were [47,475,570] shares of common stock issued and outstanding.

        Unless otherwise indicated, each of the holders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Percentage of ownership is based on [47,475,570] shares of common stock outstanding on April 17, 2013. In addition, if applicable, shares of common stock underlying our restricted stock units, which currently vest within 60 days, are deemed outstanding for computing the percentage of the person holding such equity awards, but are not deemed outstanding for computing the percentage of any other person or group.

The address for individuals for whom an address is not otherwise indicated is c/o Accuride Corporation, 7140 Office Circle, Evansville, IN 47715.

	Shares of Common Stock Beneficially Owned	Approximate % of Common Stock Beneficially Owned(1)
5% Holders:
Entities affiliated with Cetus Capital, LLC(2)	6,957,196	14.7%
8 Sounds Shore Drive,
Greenwich, CT 06830
Entities affiliated with Coliseum Capital Management, LLC(3)	4,562,101	9.6%
Metro Center, 1 Station Place
1 Station Place, 7th Floor South
Stamford, CT 06902
Entities affiliated with Netols Asset Management, Inc.(4)	2,378,969	5.0%
1045 W. Glen Oaks Lane, Suite 202
Mequon, WI 53092
Entities affiliated with The Vanguard Group(5)	2,383,634	5.0%
100 Vanguard Blvd.
Malvern, PA 19355
Entities affiliated with Apollo Management Holdings GP, LLC(6)	2,900,000	6.1%
9 West 57th Street
43rd Floor
New York, New York 10019
Entities affiliated with Tinicum Capital Partners II, L.P.(7)	2,609,076	5.5%
c/o Tinicum Capital Partners II, L.P.
800 Third Avenue, 40th Floor
New York, NY 10022
Entities advised by Sankaty Advisors, LLC(8)	4,433,371	9.3%
c/o John Hancock Tower
200 Clarendon St.
Boston, MA 02116
Directors, Director Nominees & Named Executive Officers:
Robin J. Adams	20,000	*
Keith E. Busse	26,212	*
Richard F. Dauch(9)	120,393	*
Robert E. Davis(2)	74,365	*
Benjamin C. Duster	7,712	*
Lewis M. Kling	7,712	*
Stephen S. Ledoux(10)	34,637	*
John W. Risner(11)	45,712	*
James R. Rulseh	0	*
David G. Adams(12)	15,596	*
Charles M. Byrnes, Jr.(13)	17,434	*
Scott D. Hazlett(14)	6,255	*
Gregory A. Risch(15)	14,102	*
All current directors, director nominees and executive officers as a group (16 persons)(16)	439,790	*

*
Less than 1%

(1)
The beneficial ownership percentages in this table have been calculated in accordance with Rule 13d-3(c) of the Exchange. Under Rule 13d-3(c), shares of common stock that are not outstanding, but that are issuable upon vesting of restricted stock units, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares of common stock owned by each person in the table, and are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock beneficially owned by any other person in the table.

(2)
Based on the Schedule 13D/A jointly filed on December 20, 2012 by Cetus Capital, LLC ("Cetus"), Cetus Capital II, LLC ("Cetus II"), Littlejohn Associates III, L.L.C. ("Littlejohn Associates III"), Littlejohn Associates IV, L.L.C. ("Littlejohn Associates IV"), and Littlejohn Opportunities GP LLC ("Littlejohn Opportunities GP"), all Delaware limited liability companies; Littlejohn Fund III, L.P. ("Littlejohn Fund III") and Littlejohn Fund IV, L.P. ("Littlejohn Fund IV"), both Delaware limited partnerships; Littlejohn Opportunities Master Fund LP, a Cayman Islands limited partnership ("Littlejohn Opportunities"); SG Distressed Fund, LP, a Delaware limited partnership ("SG Distressed Fund"); Robert E. Davis; and Richard E. Maybaum. Each of Cetus, Littlejohn Fund III and Littlejohn Associates III has the sole power to vote and sole power to dispose of 2,742,223 Shares. Each of Cetus II, Littlejohn Fund IV and Littlejohn Associates IV has the shared power to vote and shared power to dispose of 3,149,438 shares of common stock. Each of Littlejohn Opportunities and Littlejohn Opportunities GP has the sole power to vote and sole power to dispose of 785,462 shares of common stock. Each of SG Distressed Fund and Littlejohn Opportunities GP has the sole power to vote and sole power to dispose of 322,058 shares of common stock. Robert E. Davis has the sole power to vote and the sole power to dispose of 74,365 shares of common stock. Richard E. Maybaum has the sole power to vote and the sole power to dispose of 8,650 shares of common stock. Littlejohn Associates III, the general partner of Littlejohn Fund III, the sole member of Cetus, may be deemed the beneficial owners of the shares held by Cetus. Littlejohn Associates IV, the general partner of Littlejohn Fund IV, the sole member of Cetus II, may be deemed the beneficial owners of the shares held by Cetus II. Littlejohn Opportunities GP, the general partner of Littlejohn Opportunities, may be deemed the beneficial owners the shares held by Littlejohn Opportunities. Certain principals of Littlejohn Associates III, Littlejohn Associates IV and Littlejohn Opportunities GP jointly control Littlejohn Associates III, Littlejohn Associates IV and Littlejohn Opportunities GP.

(3)
Based on the Schedule 13G/A jointly filed on February 14, 2013 by Coliseum Capital Management, LLC, a Delaware limited liability company ("CCM"), Coliseum Capital, LLC, a Delaware limited liability company ("CC"), Coliseum Capital Partners, L.P., a Delaware limited partnership ("CCP"), Coliseum Capital Partners II, L.P., a Delaware limited partnership ("CCP2"), Blackwell Partners, LLC, a Georgia limited liability company ("Blackwell"), Adam Gray and Christopher Shackelton. CCP is the record owner of 2,579,540 shares of common stock, CCP2 is the record owner of 809,553 shares of common stock and Blackwell is the record owner of 1,173,008 shares of common stock. Adam Gray and Christopher Shackelton are listed as Managers of one or more of the reporting entities.

(4)
Based on the Schedule 13G filed on February 7, 2013 by Netols Asset Management, Inc.

(5)
Based on the Schedule 13G filed on February 13, 2013 by The Vanguard Group.

(6)
Based on the Schedule 13G/A jointly filed with the SEC on February 14, 2013 by (i) Apollo Value Investment Master Fund, L.P. ("Value Master Fund"), (ii) Apollo Value Advisors, L.P. ("Value Advisors"), (iii) Apollo Value Capital Management, LLC ("Value Capital Management"), (iv) Apollo Value Management, L.P. ("Value Management"), (v) Apollo Value Management GP, LLC ("Value Management GP"), (vi) Apollo Strategic Value Master Fund, L.P. ("SVF Master

  Fund"), (vii) Apollo SVF Advisors, L.P. ("SVF Advisors"), (viii) Apollo SVF Capital Management, LLC ("SVF Capital Management"), (ix) Apollo Special Opportunities Managed Account, L.P. ("SOMA Fund"), (x) Apollo SOMA Advisors, L.P. ("SOMA Advisors"), (xi) Apollo SOMA Capital Management, LLC ("SOMA Capital Management"), (xii) Apollo SVF Management, L.P. ("SVF Management"), (xiii) Apollo SVF Management GP, LLC ("SVF Management GP"), (xiv) Apollo Capital Management, L.P. ("Capital Management"), (xv) Apollo Capital Management GP, LLC ("Capital Management GP"), (xvi) Apollo Principal Holdings II, L.P. ("Principal II"), (xvii) Apollo Principal Holdings II GP, LLC ("Principal GP"), (xviii) Apollo Management Holdings, L.P. ("Holdings"), and (xix) Apollo Management Holdings GP, LLC ("Holdings GP"). Value Master Fund (664,100), SVF Master Fund (545,200) and SOMA Fund (1,521,050) each hold shares of common stock. Value Advisors serves as the managing general partner of Value Master Fund and Value Capital Management serves as the general partner of Value Advisors. Value Management serves as the manager of Value Master Fund and Value Management GP serves as the general partner of Value Management. SVF Advisors serves as the managing general partner of SVF Master Fund and SVF Capital Management serves as the general partner of SVF Advisors. SVF Management serves as the manager of SVF Master Fund and SOMA Fund, and SVF Management GP serves as the general partner of SVF Management. SOMA Advisors serves as the general partner of SOMA Fund and SOMA Capital Management serves as the general partner of SOMA Advisors. Capital Management serves as the sole member and manager of Value Management GP and SVF Management GP, and Capital Management GP serves as the general partner of Capital Management. Principal II serves as the sole member and manager of Value Capital Management, SVF Capital Management and SOMA Capital Management, and Principal GP serves as the general partner of Principal II. Holdings serves as the sole member-manager of Capital Management GP, and Holdings GP serves as the general partner of Holdings. In addition, the reported shares include 169,650 shares beneficially owned by SVF Management held by Permal Apollo Value Investment Fund Ltd. ("Permal Fund"), which entered into an Investment Advisory Agreement with SVF Management in December 2009, whereby SVF Management is given the authority to make investment decisions on behalf of, and vote securities held by, Permal Fund. The shares held by Permal Fund are therefore included in the shares shown as beneficially owned by SVF Management, SVF Management GP, Capital Management, Capital Management GP, Holdings and Holdings GP, Value Master Fund, SVF Master Fund, and SOMA Fund each disclaims beneficial ownership of all shares other than the shares of common stock held of record by such person. Value Advisors, Value Capital Management, Value Management, Value Management GP, SVF Advisors, SVF Capital Management, SOMA Advisors, SOMA Capital Management, SVF Management, SVF Management GP, Capital Management, Capital Management GP, Principal II, Principal GP, Holdings, Holdings GP, and Messrs. Leon Black, Joshua Harris and Marc Rowan, the managers of Principal GP, and the managers, as well as principal executive officers, of Holdings GP, disclaim beneficial ownership of all shares.

(7)
As set forth in the Schedule 13D/A jointly filed with the SEC on August 8, 2011 by Tinicum Lantern II, LLC ("Tinicum Lantern"), Tinicum Capital Partners II, L.P ("TCP II"), Tinicum Capital Partners II Parallel Fund, L.P. ("Parallel Fund") and Tinicum Capital Partners II Executive Fund L.L.C. ("Executive Fund"), Tinicum Lantern is the general partner of each of TCP II and Parallel Fund and the managing member of Executive Fund. Eric M. Ruttenberg and Terence M. O'Toole, as co-managing members of Tinicum Lantern II, LLC, have shared voting or dispositive power over the common stock held by each Tinicum Fund. The number of shares of common stock above includes: 7,765 shares of common stock held by Executive Fund; 13,400 shares of common stock held by Parallel Fund; and 2,583,565 shares of common stock held by TCP II. The beneficial ownership shown in this proxy statement disregards reported shares of common stock issuable upon the exercise of warrants that expired on February 26, 2012.

(8)
Based on the Schedule 13D/A jointly filed with the SEC on February 14, 2013, (i) Sankaty Credit Opportunities Grantor Trust is a Delaware trust ("Grantor Trust"), whose general partner is Sankaty Credit Opportunities, L.P., a Delaware limited partnership, ("SCO"), whose general partner is Sankaty Credit Opportunities Investors, LLC, a Delaware limited liability company, ("SCOI"), whose managing member is Sankaty Credit Member, LLC, a Delaware limited liability company ("SCM"), (ii) Sankaty Drawbridge Opportunities, L.P. is a Cayman Islands exempted limited partnership ("SDO") whose managing member is Sankaty Credit Member II, Ltd., a Cayman Islands incorporated company ("SCM II") and (iii) Prospect Harbor Credit Partners, L.P., is a Delaware limited partnership ("PRO") whose sole general partner is Prospect Harbor Investors, LLC, a Delaware limited liability company, whose managing member is SCM. Jonathan Lavine is the managing member of SCM which is (a) the managing member of Sankaty Credit Opportunities Investors II, LLC, which is the sole general partner of Sankaty Credit Opportunities II, L.P., which we refer to as "COPs II", (b) the managing member of Sankaty Credit Opportunities Investors III, LLC, which is the sole general partner of Sankaty Credit Opportunities III, L.P., which we refer to as "COPs III"; and (c) the managing member of Sankaty Credit Opportunities Investors IV, LLC, which is the sole general partner of Sankaty Credit Opportunities IV, LLC, which we refer to as "COPs IV." Mr. Lavine is the sole director of Sankaty Credit Member (Offshore), Ltd., which is the sole general partner of Sankaty Credit Opportunities Investors (Offshore) IV, L.P., which we refer to as "SCOIO IV," which is the sole general partner of Sankaty Credit Opportunities (Offshore Master) IV, L.P., which we refer to as "COPs IV Offshore." By virtue of these relationships, Mr. Lavine may be deemed to share voting and dispositive power with respect to the shares of common stock held by COPs II, COPs III, COPs IV and COPs IV Offshore. Mr. Lavine and each of the entities noted above disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. The number of shares of common stock above includes: 12 shares of common stock held by Grantor Trust; 1 share of common stock held by PRO; 666,666 shares of common stock held by SDO; 80,000 shares of common stock held by COPs II; 521,093 shares of common stock held by COPs IV Offshore; 2,761,984 shares of common stock held by COPs III; and 403,615 shares of common stock held by COPs IV.

(9)
Mr. Dauch's beneficial ownership includes 30,432 shares of common stock held indirectly in the name of the Richard F. Dauch Revocable Trust and 10,000 shares of common stock held by his spouse. Mr. Dauch's beneficial ownership also includes 14,644 shares that vested on May 18, 2012, but were deferred indefinitely pursuant to the provisions of the award agreement relating to Section 162(m) of the tax code. Mr. Dauch's beneficial ownership also includes 16,500 shares issuable pursuant to an option to exercisable at $8.00 per share, and 14,859 restricted stock units that vest on May 18, 2013, subject to continued service with the Company.

(10)
Mr. Ledoux's beneficial ownership includes 16,212 shares deferred under the Director Deferred Compensation Plan, which will be delivered to Mr. Ledoux in a lump sum on the first January 1 following the date Mr. Ledoux's service to the Company ceases.

(11)
Mr. Risner's beneficial ownership includes 1,000 shares of common stock held indirectly in the name of the Daniel W. Risner 2004 Trust and 1,000 shares of common stock held indirectly in the name of the Nicholas J. Risner 2004 Trust.

(12)
Mr. Adams' beneficial ownership includes 2,881 shares issuable pursuant to a restricted stock unit award that vests on May 18, 2013, subject to continued service with the Company, and 3,419 shares issuable pursuant to an option to purchase exercisable at $8.00 per share.

(13)
Mr. Byrnes' beneficial ownership includes 2,882 shares issuable pursuant to a restricted stock unit award that vests on May 18, 2013, subject to continued service with the Company, and 3,180 shares issuable pursuant to an option to purchase exercisable at $8.00 per share.

(14)
Mr. Hazlett's beneficial ownership includes 3,599 shares issuable pursuant to an option to purchase exercisable at $8.00 per share.

(15)
Mr. Risch's beneficial ownership includes 4,265 shares issuable pursuant to restricted stock unit awards that vest on May 18, 2013, subject to continued service with the Company, and 2,579 shares issuable pursuant to an option to purchase exercisable at $8.00 per share.

(16)
Includes shares of Common Stock issuable upon the exercise of fully exercisable options and the vesting of restricted stock units within the next sixty days. The total number of shares listed does not double count the shares that may be beneficially attributable to more than one person.

 EXECUTIVE OFFICERS

        Set forth below is information concerning our executive officers as of April 15, 2013. Information regarding our directors is set forth in "Proposal No. One—Election of Directors" presented earlier in this proxy statement.

Name	Age	Position(s)
Richard F. Dauch	52	President and Chief Executive Officer
David G. Adams	64	Senior Vice President/Chief Technology Officer
Mary E. Blair	50	Senior Vice President/Supply Chain Management
Charles M. Byrnes, Jr.	48	Senior Vice President/Sales & Marketing
Scott D. Hazlett	57	Senior Vice President and General Manager/Wheels and Gunite
James J. Maniatis	63	Senior Vice President/Human Resources
Stephen A. Martin	44	Senior Vice President/General Counsel and Corporate Secretary
Gregory A. Risch	41	Vice President/Chief Financial Officer

        The principal occupations and positions for at least the past five years of the executive officers named above are as follows:

        Richard F. Dauch.    Please see Mr. Dauch's biography set forth in "Election of Directors," presented above.

        David G. Adams has served as the Company's Senior Vice President/Chief Technology Officer since April 25, 2011. Prior to joining Accuride, Mr. Adams served as President, Chief Executive Officer and Board member for Horton Holding Inc., a truck component manufacturer, from December 2007 to June, 2010 and held various executive positions at ZF Friedrichshafen AG in a joint venture between Ford Motor Co. and ZF; including President, Chief Executive Officer and Board Member for ZF Batavia LLC in Cincinnati, Ohio from 1999 to 2003. Mr. Adams also served in various executive positions at Volvo Construction Equipment, CDI Transportation/Modern Engineering, Rockwell International, Sheller-Globe Corporation, and Chrysler Corporation, where he attended the Chrysler Institute of Engineering. Mr. Adams holds a B.S. degree in Aerospace Engineering from the University of Michigan, a M.S. degree in Mechanical Engineering from the University of Michigan and an M.B.A. from Michigan State University and also attended Dartmouth College.

        Mary E. Blair has served as the Company's Senior Vice President/Supply Chain Management since October 24, 2011. Prior to joining the Company, Ms. Blair served as Vice President Global Procurement at United Components, Inc. from February 2008. From July 2006 to February 2008, she held the position of Director Global Sourcing for International Truck and Engine Corporation. Ms. Blair served as Global Director/Chemical at General Motors from 2003 to 2004 and held various management positions in global strategy at General Motors from 1997 to 2003. Prior to her tenure at General Motors, Ms. Blair served in various purchasing positions at Delphi Interior Lighting Systems. Ms. Blair holds a M.S. degree in Administration from Central Michigan University and a B.S. degree in Law Enforcement from Ferris State College. She currently is pursuing a Global Leadership Doctorate from Capella University.

        Charles M. Byrnes, Jr.has served as the Company's Senior Vice President/Sales and Marketing since September 22, 2011, and previously served as the Company's Senior Vice President/Business Development from June 2011 to September 2011. Before joining Accuride, Mr. Byrnes served in a variety of positions for The Timken Company, including Vice President of Sales for the Americas for Timken's Bearings and Power Transmission Group from January 2007 to May 2011, Vice President/Automotive (Powertrain) from July 2005 to January 2007, Vice President, Purchasing from February 2003 to July 2005 and Director European Automotive Sales and Marketing from October 2000 to February 2003. Mr. Byrnes began his career with The Torrington Company in 1986 and held various management positions of increasing responsibility until the company was acquired by Timken in 2003.

Mr. Byrnes holds a B.S. in Mechanical Engineering from Carnegie- Mellon University and completed the Executive Development for Global Excellence Program at the University of Virginia's Darden School of Business.

        Scott D. Hazlett has served as the Company's Senior Vice President/General Manager of Accuride Wheels since September 30, 2011. Prior to joining the Company, from April 2006 to March 2011, Mr. Hazlett served as President and CEO with MachineryLink, Inc. From October 2005 to April 2006, Mr. Hazlett was a Partner with Conway, Mackenzie & Dunleavy, an industrial turnaround and restructuring firm. From August 2001 to April 2005, he served as Group President of TriMas Corporation's Cequent Unit, a market leader in transportation accessories, cargo management and weight distribution products for the auto, recreational vehicle and light-duty trailer segments. Prior to his tenure at Tri-Mas, commencing in July 1995, Mr. Hazlett was with Case Corporation and CNH Global, where he assumed successive senior management roles, inclusive of Vice President and General Manager of Case Corporation's North American aftermarket business, and later, Senior Vice President and General Manager of CHN's global agricultural aftermarket businesses. He began his industrial career at James River Corporation in February 1991. Mr. Hazlett's corporate career was preceded by his ten years of service with the U.S. Army as a field artillery officer. Mr. Hazlett holds a B.S. in Industrial Management from the United States Military Academy at West Point, an M.B.A. from Long Island University and a Master of Education from Auburn University. Mr. Hazlett also completed the University of Virginia's Darden School of Business Executive Management Program.

        James J. Maniatis has served as our Senior Vice President/Human Resources since October 2008. Mr. Maniatis previously served as Vice President/Human Resources from February to October 2008, and was an officer during Accuride's Chapter 11 restructuring. Prior to joining Accuride, Mr. Maniatis served as Vice President Human Resources for Cooper Lighting from 1997 to March 2007 and served in various other capacities for Cooper Industries from April 2007 through January 2008. Prior to that, he served as Vice President Human Resources for Varity Kelsey-Hayes from 1992 to 1997 and has also held senior human resource positions with RJR Nabisco. Mr. Maniatis received a B.B.A. from Loyola University.

        Stephen A. Martin has served as the Company's Sr. Vice President/General Counsel and Corporate Secretary since August, 2010. Prior to that, he served as the Company's Vice President/General Counsel and Corporate Secretary since March 2008. Mr. Martin previously served as Vice President/Corporate Counsel from January 2007 through February 2008 and as Associate Corporate Counsel from December 2005 through December 2006. Mr. Martin served as an officer of Accuride during its Chapter 11 restructuring. Prior to joining Accuride, Mr. Martin was an attorney at Latham & Watkins LLP from January 2002 through October 2005. Prior to attending law school, Mr. Martin served as an officer in the U.S. Air Force for over six years. Mr. Martin received a B.S.E.E. from the University of Miami, an M.S.E.E. from the University of Southern California and a J.D. from Duke University School of Law.

        Gregory A. Risch has served as the Company's Vice President/Chief Financial Officer since February 28, 2012. Prior to serving as our CFO, Mr. Risch served as the Company's Vice President/Interim Chief Financial Officer from October 2011 through February 2012, Vice President/Chief Accounting Officer from January 2010 through September 2011 and in various other capacities over the last 16 years, including as our Director of Financial Planning and Reporting from January 2008 through December 2009, Assistant Controller from May 2005 to December 2007, Plant Controller from August 2001 through April 2005, General Accounting Manager from April 1999 through July 2001, and Accountant/Analyst from August 1994 through March 1999. Mr. Risch served as an officer of Accuride during its Chapter 11 restructuring. Mr. Risch received a Bachelor of Arts degree from Kentucky Wesleyan College.

 EXECUTIVE OFFICER COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis

        The following discussion and analysis of compensation arrangements of our Named Executive Officers ("NEOs") for 2012 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

        In 2012, our NEOs were, as follows:

Richard F. Dauch	President and Chief Executive Officer
Gregory A. Risch	Vice President/Chief Financial Officer
David G. Adams	Senior Vice President/Chief Technology Officer
Charles M. Byrnes, Jr.	Senior Vice President/Sales & Marketing
Scott Hazlett	Senior Vice President and General Manager/Wheels and Gunite
Leigh Wright	Senior Vice President/Business Development (through 7/31/2012)

Executive Summary

        Since the Company emerged from its Chapter 11 bankruptcy in February 2010, our Compensation and Human Resources Committee ("Compensation Committee"), with input from its independent compensation consultants, has been undertaking a comprehensive review and restructuring of the Company's compensation programs. In particular, the Compensation Committee has been seeking to increasingly align management with stockholder interests and to evolve toward programs that increasingly emphasized pay for performance. Toward those goals, for 2012 the Compensation Committee:

  •
  Restructured the 2012 long-term equity program awards to de-emphasize the use of full value restricted stock units (RSUs) by allocating twenty five percent (25%) of the target award value to stock options;

  •
  Continued the four year vesting period for the RSU awards, with weighting the vesting toward the end of that period to enhance the retention aspect of such awards;

  •
  Adopted new forms of equity award agreements that incorporated a more investor-friendly "double-trigger" change-in-control vesting provision as described in more detail below;

  •
  Valued equity awards using the closing market value of our common stock as of two days after release of our full year 2011 financial results to use a share price that considered investor reaction to the financial results;

  •
  Eliminated the use of Adjusted-EBITDA as a performance metric under the annual cash incentive program to focus management on achieving positive net earnings; and

  •
  Eliminated all executive perquisites effective January 1, 2012.

The Compensation Committee intends to continue its review of competitive pay practices and anticipates making further structural changes in 2013 to further support a pay for performance philosophy.

        In late 2011, the Compensation Committee reviewed market data related to competitive pay practices for the Company's executive officers and received Mr. Dauch's assessment of the 2011 performance of non-CEO executive officers. Based on that information and its assessment of

Mr. Dauch's performance in 2011, the Compensation Committee approved a base salary increase of 8% for Mr. Dauch, effective as of April 1, 2012.

        Effective in February 2012, Gregory A. Risch was named as the Company's permanent Chief Financial Officer and the Compensation Committee agreed to an increase in Mr. Risch's base salary by approximately 12% effective April 1, 2012. Mr. Risch had been serving as the Company's interim Chief Financial Officer since October 2011.

        Effective in September 2012, Scott D. Hazlett was promoted to Senior Vice President & General Manager/ Wheels and Gunite and, in conjunction therewith, the Compensation Committee agreed to an increase in Mr. Hazlett's base salary by approximately 13% effective September 1, 2012. Mr. Hazlett had been serving as the Company's Senior Vice President/General Manager, Wheels.

        As referenced above, the Compensation Committee adjusted our annual cash incentive program by eliminating Adjusted EBITDA as a performance metric in order to focus management on achieving positive net income. For 2012, the Compensation Committee established threshold corporate targets for pre-tax income, pre-tax return on assets and cash from operating activities. Achievement of threshold goals for all three metrics was required for any cash incentive awards to be paid under the annual cash incentive program. If all three threshold metrics were achieved, then payments would be based on pre-tax income performance against threshold, target and maximum metrics. Payouts under the 2012 plan would range from fifty percent (50%) to two hundred percent (200%) of target, depending on pre-tax income performance after all threshold metrics were satisfied. Because none of the threshold goals were achieved, there was no annual incentive award program payment for fiscal year 2012 performance. However, a discretionary bonus was paid to certain officers and employees of the Company, including the NEO, as discussed in greater detail below.

        As referenced above, in an effort to continue to align management with stockholder interests and to enhance the retention of key executives, the Compensation Committee modified the structure of the long-term incentive program (LTIP) in 2012 by using a mix of restricted stock units (RSUs) and stock options. The Committee reduced the use of full value RSUs to seventy-five percent (75%) of the total target award value, but maintained the four-year, back-end weighted vesting schedule used in the 2011 LTIP awards. The Committee allocated twenty-five percent (25%) of the total target award value to stock options that vest ratably over three years. In addition, the Compensation Committee adopted new forms of award agreements that included a "double-trigger" change-in-control accelerated vesting feature to further align the awards with good governance pay practices. The Compensation Committee will continue its review of the LTIP structure, and currently intends to shift a greater portion of future awards from time vesting to performance vesting in order to enhance the "pay for performance" aspect of such awards.

        In summary, our Compensation Committee has been working to evolve our executive compensation structure to increasingly focus on the principals of "pay for performance" while still being mindful of the Company's past compensation practices and company-specific facts and circumstances. The Compensation Committee intends to continue its on-going comprehensive review of management compensation during 2013 and implement additional changes that will be designed to incent management to deliver stronger business results. The Compensation Committee remains committed to continue restructuring our executive compensation programs to achieve a structure that requires achievement of key strategic and financial objectives, rewards superior results and aligns management's interests with those of the Company's stockholders.

Compensation Objectives

        Our objectives in establishing compensation for executive officers, including our NEOs, are as follows:

  •
  Attract and retain individuals of superior ability and leadership talent;

  •
  Ensure senior officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;

  •
  Increase the incentive to achieve key strategic and superior financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas; and

  •
  Enhance the officers' incentive to increase our stock price and maximize stockholder value by providing compensation opportunities in the form of equity.

        Our compensation program has historically consisted of a fixed base salary, an annual performance-based cash incentive program and a long-term incentive program ("LTIP"), which was adjusted in 2012 to include stock options in addition to the RSUs that were used since our emergence from bankruptcy proceedings in 2010. As a result, our senior executive management team members have historically had a substantial portion of their potential compensation tied to performance- and incentive-based programs based on the financial performance of the Company. This mix of compensation is intended to ensure that total compensation reflects our overall success or failure and to motivate executive officers to meet appropriate performance measures. Total compensation is allocated between cash and equity compensation based on competitive market practice and our desire to balance short-term financial and operating performance achievements with long-term value creation.

Determination of Compensation and Awards

        The Compensation Committee has the primary authority to review and determine the compensation paid to the Company's executive officers. The Compensation Committee has, from time to time, retained the services of a compensation consultant to assist it in determining the key elements of our compensation programs, as well as analyzing key executive management compensation relative to comparable companies. In structuring the Company's 2012 compensation program, the Compensation Committee considered data and advice provided by Pay Governance, its independent compensation consultant at that time. The Compensation Committee will periodically review current market compensation data and request various analyses related thereto so that it may keep informed about compensation levels, emerging compensation design practices, as well as competitive trends and issues. To that end, in August 2012 our Compensation Committee engaged AonHewitt to serve as its compensation consultant going forward. In addition to compensation consulting fees, AonHewitt earned fees in 2012 from the Company by assisting with various human resources matters, including benefit and pension plan testing and actuarial analyses. In 2012, AonHewitt earned approximately $70,000 from providing compensation consulting services to our Compensation Committee. Separate and apart from its role as compensation consultant, AonHewitt also provides other services to the Company, which (after accounting for reimbursements from Mass Mutual, the Company's 401(k) and pension plan administrator) resulted in payments from the Company of approximately $600,000. The Committee reviewed the factors for consultant independence provided by the SEC and NYSE including the amount of the other services as a percentage of AonHewitt's revenue. Based on this review, the Compensation Committee was satisfied that AonHewitt would provide independent advice regarding executive compensation matters.

Impact of Advisory Vote Approving Executive Compensation

        At our 2012 annual meeting, we held our second Say on Pay vote, affording stockholders the opportunity to cast an advisory vote on the compensation programs for our NEOs. The result of this advisory vote indicated stockholder approval of the compensation paid to our NEOs, which was consistent with the results of the 2011 Say on Pay vote. The Compensation Committee believes that the results of this vote thereby affirm stockholder support of the Company's approach and philosophy toward executive compensation. The Compensation Committee will continue to consider the outcome of future Say on Pay votes when making future compensation decisions for our NEOs.

Compensation Benchmarking and Peer Group

        As discussed above, through the information and analysis provided by its independent compensation consultant, the Compensation Committee compares base salary structures and annual and long term incentive compensation to our market sector and industry in general. This approach helps to ensure that our compensation remains competitive in our market and relative to our industry peers.

        In determining the level of compensation provided to our executive officers, the Compensation Committee, with the assistance of Pay Governance, evaluated marketplace executive compensation levels for base salary, target and actual annual incentives (as a percent of base salary), target and actual total cash compensation (base salary plus annual incentives), grant date accounting value of long-term incentives, and target and actual total direct compensation (sum of total cash compensation and long term-incentives). The 2010 marketplace compensation data for our senior executives were determined using competitive compensation data from the general industry and auto industry. General industry data were gathered from the 2010/2011 Mercer Executive Benchmark Database and the 2009 Watson Wyatt Data Services Top Management Compensation Database and were regressed to account for Accuride's revenues. The survey data was aged by Pay Governance to January 2012 using a three percent annual update factor. Neither the participating companies included in the surveys, nor any company-specific data were identified to the Compensation Committee. Auto industry data were gathered for proxy-reported positions from the proxy statements of peer group companies. Through 2012, our peer group consists of the following 12 leading suppliers in the transportation sector:

American Axle & Manufacturing Holdings, Inc.	Commercial Vehicle Group, Inc.	Donaldson Company, Inc.
Fuel Systems Solutions, Inc.	Gentex Corp.	Modine Manufacturing Company
Shiloh Industries, Inc.	Standard Motor Products, Inc.	Stoneridge, Inc.
Superior Industries International, Inc.	Titan International, Inc.	Wabash National Corporation

In 2013, the Compensation Committee elected to revise the peer group in conjunction with its efforts to establish long-term performance vesting targets for use in the Company's long-term equity incentive program.

        We typically target the aggregate value of our total compensation at approximately the median level of market consensus compensation for most executive officer positions. However, we strongly believe in developing and promoting, where appropriate, internal management talent and in retaining the best talent among our senior executive management team. To retain and motivate these key individuals, the Compensation Committee may determine that it is in our best interests to negotiate total compensation packages with senior executive management that may deviate from the general principle of targeting total compensation at the median level of market consensus compensation by targeting such compensation above or below median levels. Equity grant guidelines have historically been set by job level, using market survey data and current guidelines to determine the appropriate annual grant levels for the upcoming year. While target compensation is generally set near the market median, performance results in actual payout levels that may be above or below the market median.

        Our 2010 review, which after being aged to January 2012 using a three percent annual update factor, informed executive compensation for 2012, indicated that our annual target cash compensation was generally consistent with the market fiftieth percentile, while long-term incentive grant date values were generally above market fiftieth percentile.

Base Compensation

        An NEO's base salary is based on his or her performance as well as comparable compensation of similar executives in compensation surveys and our peer group. The Compensation Committee reviews base salary annually and considers data from compensation research using survey data as well as actual salaries reported in the proxy statements of peer group companies, and reserves the right to periodically adjust executive base salaries taking into consideration such factors as the individual's performance, the competitive market data and other factors as deemed appropriate in its discretion. In 2012, base salary was adjusted as follows for Messrs. Dauch, Hazlett and Risch in light of market data, past performance, and, with respect to Messrs. Hazlett and Risch, promotions with expanded responsibilities.

	Previous Base Salary	Adjusted Base Salary	Effective Date
Richard F. Dauch	$625,000	$675,000	April 1, 2012
Scott D. Hazlett	$300,000	$340,020	April 1, 2012
Gregory A. Risch	$215,000	$240,000	April 1, 2012

Otherwise 2012 base salaries remained consistent with 2011 levels for continuing NEOs.

Performance-Based Compensation

        Historically, our compensation programs have been structured to reward executive officers based on our performance and the Compensation Committee's assessment of the individual executive's contribution to that performance. This allows executive officers to receive incentive compensation in the event certain specified corporate performance measures are achieved. In determining the compensation awarded to each NEO based on performance, the Compensation Committee has historically evaluated corporate performance and an executive's performance in a number of areas.

Annual Performance-Based Incentive Cash Compensation ("AICP")

        Our AICP is a cash-based annual performance incentive program. The Compensation Committee, with input from the senior executive team, establishes annual performance goals for the AICP program based in part on our past performance, expected industry trends, our projected revenue and earnings budgets for the plan year, and the Compensation Committee's desire to motivate the achievement of financial goals that show significant performance improvement.

        As previously mentioned, the Compensation Committee has been working to evolve the AICP toward an increasing emphasis on pay for performance and toward metrics that are more in line with driving long-term value for investors. Prior to 2011, we historically included Adjusted EBITDA, as defined in our credit agreements, and free cash flow ("FCF"), which is defined as cash from operations less capital expenditures, of the Company as performance goals for determining AICP payments. For the 2011 performance period, the Compensation Committee added Return on Assets and Net Income metrics to the historically used Adjusted EBITDA and FCF metrics, set threshold targets for each that had to be satisfied before an AICP payment could be earned and then used Adjusted EBITDA performance above the threshold as the determining factor in the size of the AICP payment.

        For the 2012 performance period, the Compensation Committee discontinued the use of Adjusted EBITDA as a performance metric under the AICP, but otherwise followed a similar approach to that of 2011 in establishing threshold metrics for Pre-tax Income, Pre-tax Return on Assets (defined as Pre-tax income divided by average total assets) and cash flow from operating activities (excluding capital expenditures). The Compensation Committee selected pre-tax metrics to eliminate distortions that may be created by taxes and changed from FCF to cash flow from operating activities to eliminate the potential incentive to cut capital spending in order to achieve the threshold FCF performance target.

        Once the three threshold goals were satisfied, any payout would be determined based on performance against Pre-tax Income goals for the year.

        Threshold goals in 2012 were set with the assumption of sufficient revenue and cost savings to earn positive net income. The maximum pre-tax income performance goal was set at approximately one hundred eighty percent of target. In 2012, the Compensation Committee set the threshold payment for NEOs at thirty percent of target, but decreased the potential payouts for performance above the target level by decreasing the maximum payout opportunity to two hundred percent of target from three hundred percent in the previous year.

        Subject to the discretion of the Compensation Committee provided under the AICP governing documents, no payment is earned by an NEO unless the threshold goals are achieved. There is no guaranteed minimum payout under the AICP, and, subject to the discretion of the Compensation Committee as outlined above, (i) there is no 2012 AICP payment in the event that the Company fails to achieve all three of the pre-established threshold performance metric targets and (ii) AICP payments are contingent on the Company remaining in compliance with the financial covenants in its credit agreement. Proportional awards can also be earned for goal attainment levels between threshold and maximum performance target levels.

        The performance goals under the AICP may be adjusted by the Compensation Committee to account for unusual events such as extraordinary transactions, asset dispositions and purchases, and mergers and acquisitions if, and to the extent, the Compensation Committee does not consider the effect of such events indicative of Company performance. Payments under the AICP are contingent upon continued employment based on that year's actual performance relative to the targeted performance measures for each objective, though pro rata payments may be paid in the event of retirement, job elimination due to restructuring, death or disability. The AICP is designed to provide annual cash incentives that the Compensation Committee, with the assistance of its consultants, determined to be market competitive, performance-based and necessary to retain executive officers and align them with short-term Company performance. It is further designed to intensify executive officers' focus on Company financial performance, value creation and achievement of Company goals through "at risk" compensation.

        The 2012 AICP structure for our NEOs was:

Position	Threshold (% of base salary)	Target (% of base salary)	Maximum (% of base salary)
President/CEO	50%	100%	200%
Senior Vice Presidents & CFO	37.5%	75%	150%
Vice Presidents	25%	50%	100%

        Eligible AICP participants must be employed on the vesting dates in order to be eligible to receive the benefits.

        For 2012, the threshold metrics and final results were as follows:

Performance Metric	Threshold	2012 Result
Pre-tax Income	$7.4 million	$(39.3) million
Cash from Operating Activities	$76.1 million	$32.9 million
Pre-tax Return on Assets	0.84%	(4.67)%

        Because the threshold Pre-tax Income, Cash from Operating Activities and Pre-tax Return on Asset categories were not satisfied, no payments under our 2012 AICP were earned or paid.

2012 Bonuses

        Notwithstanding the fact that the Company's actual 2012 results did not satisfy the threshold performance targets under our AICP, as discussed above, our Compensation Committee, in consultation with our full Board of Directors, undertook an evaluation of management's performance in light of the unique facts and circumstances impacting the Company during 2012, including the following:

  •
  the abrupt and unexpected industry slow-down during the second half of 2013,

  •
  the relatively strong performance of the wheels business unit under challenging conditions,

  •
  the significant operational improvements made in the Gunite and Brillion business units, and

  •
  the profitability of certain Imperial operating locations.

The Committee and the Board, notwithstanding the lack of achievement of the AICP performance thresholds, elected to recognize the efforts of management in executing the approved business plan and capital improvement program, which the Committee and Board believe are producing tangible improvements in each of the Company's business units and will continue to improve overall corporate performance. In light of this evaluation, the Compensation Committee and Board approved limited bonuses for certain officers and employees of the Company, including the NEOs as reported in the Summary Compensation Table. The bonuses to the NEOs were in amounts less than what would have been paid at the threshold performance level under the 2012 AICP, had such minimum performance thresholds been satisfied.

Long-Term Incentive Plan ("LTIP")

        The Compensation Committee used restricted stock units as the exclusive equity vehicle for LTIP awards in 2010 and 2011. In 2011, the Compensation Committee extended the vesting period to four years subject to continued service to the Company, with twenty percent of the award vesting in each of the first three years after the award and the final forty percent vesting after the fourth year, to enhance the retention aspect of the awards.

        In 2012, the Compensation Committee introduced stock options in order to reduce the use of full value RSUs and to enhance the "pay for performance" aspect of the LTIP awards. Under the 2012 LTIP structure, seventy-five percent (75%) of the target award value was allocated to RSUs that vested over a four-year, back-end weighted vesting schedule, and twenty-five (25%) of the target award value was allocated to stock options vesting ratably over three years, all subject to continued service with the Company. The Compensation Committee also adopted new forms of award agreements that included a "double-trigger" change-in-control accelerated vesting feature to further align the awards with good governance pay practices. Accordingly, if the 2012 equity awards are assumed or substituted in the event of a qualifying "change-in-control" the awards will only vest if the award recipient is Terminated (as defined in the award agreement) without Cause (as defined in the award agreement) within twelve months of the change-in-control. Finally with respect to the 2012 LTIP awards, the Compensation Committee determined that the awards would be effective as of the day the trading window opened under the Company's Insider Trading Guidelines after the release of the Company's 2011 full year financial results and valued based on the closing price of the Company's common stock on that day in order to factor in investor's perceptions of such financial results. The Compensation Committee continues to evaluate various methods of adjusting equity awards to further align management with stockholder interest and to enhance the performance requirements of such awards, and to that end, recently decided to introduce performance vesting criteria in the 2013 LTIP awards.

        For the 2012 grants, the annual target LTIP values for our NEOs were:

Richard F. Dauch	$1,031,250
Gregory A. Risch	$161,250
David G. Adams	$213,750
Charles M. Byrnes, Jr.	$198,765
Scott D. Hazlett	$225,000
Leigh Wright	$198,750

These long-term incentive targets, when considered in conjunction with current base salaries and short-term cash incentives under the AICP, were designed to provide a competitive total compensation opportunity for our NEOs. However, the actual value to be received by each NEO will, of course, depend upon his continued employment through the vesting period, the value of our common stock at the time the RSUs vest and the value of our common stock at the time of exercising any vested stock options.

Other Elements of Compensation and Perquisites

        NEOs are also eligible to participate in various employee benefit plans which we provide to all employees and executives in general. Through 2011, senior executive officers also received certain fringe benefits and perquisites, which were historically used to provide additional compensation to executives as a means to provide a competitive total rewards program to attract and retain executives. However, effective January 1, 2012, the Compensation Committee eliminated all executive perquisites.

Compensation Recovery Policy

        We have historically maintained a clawback policy relating to LTIP awards, which provided for forfeiture or repayment of awards if a participant violated any non-compete or non-solicitation covenants. The 2011 and 2012 LTIP award agreements include this feature, and the Compensation Committee intends to include that feature in all future LTIP awards.

Policies with Respect to Equity Compensation Awards

        Equity awards are typically made under the compensation programs discussed above at meetings of the Compensation Committee. The Compensation Committee may also make grants of equity incentive awards in its discretion, including in connection with the hiring of new executives or upon promotion. In such case the effective date of such grants may be in the future. Through 2011, the Company made annual LTIP grants at the Board meeting held in conjunction with our annual meeting of stockholders, with such date being the effective date. In 2012, however, the Compensation Committee decided to make annual management LTIP grants earlier in the year to more closely coincide with the completion of annual performance reviews and the date in which annual non-employee director grants are made. Additionally, the Compensation Committee determined that the 2012 LTIP grants would be effective as of the end of two full trading days after the Company released its financial results for the year ended 2011 to use a share price that factored in investor reaction to the financial results.

Stock Ownership Guidelines

        As a further method of aligning director and executive interest with that of the stockholder, we have established stock ownership guidelines for our directors and senior executives. Under the stock ownership guidelines, each director and senior executive officer is expected to hold Common Stock that has a fair market value of a multiple of his or her base annual cash retainer (for directors) or salary (for senior executives) within four years, in the case of directors, and five years, in the case of senior executives, from the Company's emergence from bankruptcy or his or her first grant of stock, whichever is later. These stock ownership guidelines are as follows:

Executive	Ownership Multiple
Directors	6.0 times
CEO	4.0 times
Senior VPs	2.0 times

Policy Regarding Tax Deductibility of Compensation

        Within its performance-based compensation program, the Company aims to compensate the senior executive management team in a manner that is tax effective for the Company. However, the Compensation Committee may determine that it is appropriate to pay compensation which is not deductible from time-to-time.

        On May 18, 2012, Mr. Dauch vested in 14,859 RSUs. Pursuant to the terms of the award agreement related to tax deductibility of compensation, however, 14,644 shares were deferred indefinitely.

[End of Compensation Discussion and Analysis.]

 COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

        The following is the report of the Compensation and Human Resources Committee ("Compensation Committee"). As of the beginning of 2012, the Compensation Committee was comprised of Benjamin C. Duster, IV (Chairman), Keith E. Busse, and one vacancy. Effective February 29, 2012, Lewis M. Kling was appointed to serve on the Compensation Committee.

Review with Management

        The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Annual Report with management.

Conclusion

        Based on the reviews and discussions referred to above, the Compensation and Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's proxy statement for filing with SEC.

By the Members of the Compensation and Human Resources Committee
Benjamin C. Duster, IV, Chairman Keith E. Busse Lewis M. Kling

 COMPENSATION OF NAMED EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE—2012

        The following table summarizes the annual compensation for fiscal years 2012, 2011, and 2010 paid to or earned by our CEO, CFO, the three other most highly-compensated executive officers of the Company who were serving as executive officers at the end of fiscal year 2012, and our former Senior Vice President/Business Development, Leigh A. Wright, whose service to the Company ended on July 31, 2012.

	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation(5)	Total
Richard F. Dauch	2012	$662,500	$135,000	$773,432	$207,418	—	—		$25,282	$1,803,632
(President & CEO)	2011	$572,917	$143,229	$2,030,579	—	—	—		$218,726	$2,965,451
Gregory A Risch	2012	$233,750	$35,063	$120,936	$32,431	—	$13,049		$8,181	$443,410
(VP/ CFO)	2011	$170,283	$21,285	$124,989	—	—	$7,691		$24,921	$349,169
David G. Adams	2012	$285,000	$42,750	$160,312	$42,989	—	—		$6,925	$537,976
(Senior VP / Chief Technology Officer)
Charles M. Byrnes, Jr.	2012	$265,020	$39,753	$149,072	$39,977	—	—		$9,276	$503,098
(Senior VP / Sales & Marketing)
Scott Hazlett	2012	$313,340	$47,001	$168,744	$45,252	—	—		$32,196	$606,533
(Senior VP General Manager/Wheels And Gunite)
Leigh A. Wright(6)	2012	$155,449	—	$149,056	$39,941	—	$214,628	(7)	$303,027	$862,101
(Former Senior VP/Business Development)	2011	$259,397	$38,910	$199,997	—	—	$84,943		$47,834	$631,081

(1)
For 2011 and 2012, includes discretionary cash awards approved by our Board of Directors that were paid in April 2012 and April 2013, respectively. See Compensation Discussion and Analysis—Performance-Based Compensation—2012 Bonuses in our 2012 proxy statement for more information regarding the 2012 discretionary awards.

(2)
Except as noted in footnote 7 below, amounts shown represent the grant date fair value of restricted stock units (RSUs) granted in the year indicated disregarding forfeitures related to vesting conditions, as computed in accordance with FASB (ASC) Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 9 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ending December 31, 2012.

(3)
Amounts shown represent the grant date fair value of options granted in the year indicated disregarding forfeitures related to vesting conditions, as computed in accordance with FASB (ASC) Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 9 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ending December 31, 2012.

(4)
Reflects AICP amounts earned in the year reported and subsequently paid in the first quarter of the following year. No AICP payments were made in 2013 for the 2012 performance year or in 2012 for the 2011 performance year.

(5)
All Other Compensation for the year ended December 31, 2012, includes payments made under our Executive Retirement Allowance Policy, payments made pursuant to our discretionary annual retirement contributions and 401(k) matching, and various gifts and awards. Mr. Dauch received $1,249 and $845 related to reimbursement for relocation expenses and the associated gross-up under his relocation package. Mr. Hazlett received $14,500 and $9,212 related to reimbursement for relocation expenses and the associated gross-up under his relocation package. All Other Compensation for Mr. Wright included severance payments of $111,035 and a payment from the Reserve Voluntary

  Contribution Plan (a Canadian non-qualified plan) of $191,992. Other perquisites that exceed $25,000 or ten-percent of the total perquisites' value are as follows:

	Executive Retirement Allowance Policy	ELIP Premiums	Gross-up of ELIP Premiums	Financial Planning Fees	Gross-up of Financial Planning Fees	401(k) Matching	Retirement Contribution
Richard F. Dauch	$14,438	—	—	—	—	$8,750	—
Gregory A. Risch	—	—	—	—	—	$8,181	—
David G. Adams	$1,225	—	—	—	—	$5,700	—
Charles M. Byrnes, Jr.	$526	—	—	—	—	$8,750	—
Scott Hazlett	$2,217	—	—	—	—	$6,267	—
Leigh M. Wright	—	—	—	—	—	—	—
(6)
Mr. Wright's service ended in July 2012.

(7)
The change in Mr. Wright's pension value was primarily attributable to a change in Ontario's pension regulations that went into effect as of July 1, 2012.

Narrative to Summary Compensation Table

        All other compensation for 2012 is significantly lower than in past years due to the elimination of executive perquisites effective as of January 1, 2012, including financial planning fees, the executive life insurance plan, executive health care and personal excess insurance. A description of various on-going employee benefit plans and fringe benefits available to our NEOs and certain other employees is provided below.

  Equity Grants

        Upon exiting from bankruptcy proceedings in 2010, our Compensation Committee elected to modify the structure of the LTIP program by making grants of full-value RSUs vesting ratably on each of the first three anniversaries of the grant date. In 2011, the Compensation Committee again made annual LTIP grants using full-value of RSUs, but extended the vesting schedule to four years, with twenty percent of each award vesting after each of the first three years following the grant, respectively, and the final forty percent vesting on May 18, 2015. In 2012, the Compensation Committee decided to use a mix of full-value RSUs and non-qualified stock options for annual LTIP grants, with the RSUs vesting in a back-end loaded fashion, with twenty-percent (20%) vesting on each of the first three anniversaries of the grant date and the final forty-percent (40%) vesting on the fourth anniversary of the grant date, and the stock options vesting ratably over three years on each anniversary of the grant date. Our Compensation Committee continues to evaluate the appropriate structure for grants under LTIP, and in 2013 elected to evenly split the value of management LTIP grants between time vesting RSUs and performance vesting RSUs. The 2013 time vesting RSU awards vest in the same back-end loaded fashion as the 2012 RSU awards, and the 2013 performance vesting RSUs will vest in 2016, if at all, based upon the attainment of a specified performance target covering fiscal years 2013 through 2015.

  Defined Contribution Plans

        We have a Section 401(k) Savings/Retirement Plan (the "401(k) Plan") which covers all of our eligible employees. Effective January 1, 2009, plan participants in the 401(k) Plan receive matching contributions in an amount equal to one dollar for every dollar they contribute on the first one percent (1%), and fifty cents for each dollar they contribute on the next five percent (5%), of the participant's annual salary, subject to certain IRS limits. Matching contributions to 401(k) Plan participants become vested after two years of employment. Employees are eligible to participate in the 401(k) Plan in the first payroll period after thirty days of employment.

  Executive Retirement Allowance

        Each NEO, as well as certain other executives, is eligible to receive an executive retirement allowance in order to replace benefits lost due to the compensation that may be taken into account under our tax qualified retirement plans (the 401(k) Plan and the Retirement Plan). Effective January 1, 2009, the annual executive retirement allowance is equal to the sum of (i) 3.5% of the executive's base salary for the calendar year in excess of the compensation limits set forth in our 401(k) Plan, (ii) the retirement contribution percentage multiplied by the executive's base salary in excess of the compensation limits set forth in our 401(k) Plan, and (iii) an amount equal to the transition credits that the executive would be entitled to receive under the 401(k) Plan if that plan were not subject to the compensation limit, less the actual transition credits received by the executive under the 401(k) Plan for that year. The allowance is in the form of a cash payment to eligible executives and, in 2011, was grossed-up for taxes. The tax gross up aspect of this program was discontinued at the end of 2011.

  Retirement Contribution Plan

        Effective January 1, 2009, our Annual Profit Sharing program was replaced by our retirement contribution program. Under our retirement contribution program, the Company will determine whether or not to make a discretionary contribution of 3% of total pay up to the Social Security Wage Base ($110,100 for 2012) (the "SSWB") and of 6% of total pay exceeding the SSWB. In order to be eligible, employees must be have completed at least thirty days continuous employment and must be employed on the last day of the plan year (December 31st), provided, however, that participants who retire, die, become disabled, enter into service with the armed forces of the United States, or terminate employment due to an involuntary reduction in workforce, during the plan year are also eligible to receive a discretionary retirement contribution. Actual contributions are calculated based on the eligible employee's "salary" as defined by the Plan. Retirement contributions are either paid in cash or contributed to the recipient's 401(k) account, depending upon regulatory compliance, and become vested after two years of service. No retirement contribution will be made in 2013 for the 2012 plan year.

GRANTS OF PLAN-BASED AWARDS—2012

        The following table shows all grants of awards in 2012 to each of the executive officers named in the Summary Compensation Table:

						All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)			Grant Date Fair Value of Stock and Option Awards(5)
			Estimated Possible Potential Payouts Under Non-Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards ($/Share)	Grant Date Closing Price of Common Stock ($/Share)
	Approval Date(2)	Grant Date	Threshold ($)	Target ($)	Max ($)
Richard F. Dauch	—	—	$337,500	$675,000	$1,350,000	—	—	—	—	—
	2/28/12	3/5/12	—	—	—	96,679	49,503	$8.00	$8.00	$980,580
Gregory A. Risch	—	—	$67,500	$180,000	$270,000	—	—	—	—	—
	2/28/12	3/5/12	—	—	—	15,117	7,740	$8.00	$8.00	$153,367
David G. Adams.		—	$80,156	$213,750	$320,625	—	—	—	—	—
	2/28/12	3/5/12	—	—	—	20,039	10,260	$8.00	$8.00	$203,301
Charles M. Byrnes, Jr.	—	—	$74,537	$198,765	$298,148	—	—	—	—	—
	2/28/12	3/5/12	—	—	—	18,634	9,541	$8.00	$8.00	$189,049
Scott Hazlett	—	—	$95,631	$255,015	$382,523	—	—	—	—	—
	2/28/12	3/5/12	—	—	—	21,093	10,800	$8.00	$8.00	$213,996
Leigh A. Wright	—	—	$74,948	$199,863	$299,795	—	—	—	—	—
	2/28/12	3/5/12	—	—	—	18,632	9,540	$8.00	$8.00	$188,997

(1)
Reflects the potential payouts under the AICP for 2012 as more fully described in the Compensation Discussion and Analysis above. The AICP payment for 2012 was determined in March 2013 upon completion of the consolidated financial statements for the fiscal year ended December 31, 2012. The Summary Compensation Table details amounts actually paid in 2013 under the 2012 AICP in the column Non-Equity Incentive Plan Compensation. As stated in the Summary Compensation Table, there was no AICP paid out in 2013 for 2012 or in 2012 for 2011.

(2)
2012 LTIP awards were approved at the February 28, 2012 compensation committee meeting and made effective as of the end of two full trading days after the Company released its earnings for the fiscal year ended 2011 to use a share price that factored in investor reaction to the financial results.

(3)
Reflects RSUs granted during 2012 under our LTIP which were scheduled to vest in installments of 20%, 20%, 20%, and 40% on March 5, 2013, March 5, 2014, March 5, 2015 and March 5, 2016, respectively, subject to continued service.

(4)
Reflects stock options granted during 2012 under our LTIP which were scheduled to vest ratably in installments on March 5, 2013, March 5, 2014, and March 5, 2015, subject to continued service.

(5)
In determining the fair-value of RSUs, we use the closing price of our common stock on the day of grant.

Narrative to Grants of Plan-Based Awards Table

        Management RSU awards granted under our LTIP during 2012 will vest in installments of 20%, 20%, 20%, and 40% on March 5, 2013, March 5, 2014, March 5, 2015 and March 5, 2016, respectively, subject to continued service. Management stock option awards granted under our LTIP during 2012 will vest ratably in three installments on each March 5th following the award date. Our RSU and option award agreements for 2012 provide that in the event of a qualifying change-in-control in which awards are assumed or substituted, unvested shares will vest only if the award recipient is Terminated (as defined in the award agreement) without Cause (as defined in the award agreement) within 12 months of the change-in-control. Our RSU award agreements for awards made in 2011 and earlier specify that unvested shares will vest upon a change-in-control.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE—2012

        The following table shows equity awards outstanding for each of the NEOs as of December 31, 2012:

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options— Exercisable	Number of Securities Underlying Unexercised Options— Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Richard F. Dauch	—	—		—	—	—	33,378	(3)	$107,143	—	—
	—	—		—	—	—	59,438	(4)	$190,796	—	—
	—	—		—	—	—	96,679	(5)	$310,340	—	—
	—	49,503	(6)	—	$8.00	3/5/22	—		—	—	—
Gregory A. Risch	—	—		—	—	—	2,464	(7)	$7,909	—	—
	—	—		—	—	—	7,204	(8)	$23,125	—	—
	—	—		—	—	—	15,117	(5)	$48,526	—	—
	—	7,740	(6)	—	$8.00	3/5/22	—		—	—	—
David G. Adams	—	—		—	—	—	11,528	(10)	$37,005	—	—
	—	—		—	—	—	20,039	(5)	$64,325	—	—
	—	10,260	(6)		$8.00	3/5/22	—		—	—	—
Charles M. Byrnes, Jr.	—	—		—	—	—	11,528	(10)	$37,005	—	—
	—	—		—	—	—	18,634	(5)	$59,815	—	—
	—	9,541	(6)	—	$8.00	3/5/22	—		—	—	—
Scott Hazlett	—	—		—	—	—	21,093	(5)	$67,709	—	—
	—	10,800	(6)	—	$8.00	3/5/22	—		—	—	—
Leigh A. Wright(11)	—	—		—	—	—	—		—	—	—

(1)
Represents stock options granted under our LTIP, none of which had vested as of December 31, 2012.

(2)
Except with respect to an initial equity grant to Mr. Dauch upon his hiring in 2011, represents RSUs granted under our LTIP. Assumes that the market value of unvested equity awards was $3.21, which was the closing price of our common stock on December 31, 2012 (the last day of trading of 2012).

(3)
Represents initial RSU grant in February 2011, of which 50% of the total grant vested on February 1, 2012, 25% of the total grant vested on February 1, 2013 and 25% of the total grant will vest on February 1, 2014 subject to continued service with the Company.

(4)
Represents RSUs granted in April 2011, of which 20% of the total grant will vest on each of May 18, 2013 and 2014, and the remaining 40% of which will vest on May 18, 2015 subject to continued service with the Company.

(5)
Represents RSUs granted in March 2012, of which 20% of the total grant will vest on each of March 5, 2013, 2014 and 2015, and the remaining 40% of the total grant will vest on March 5, 2016 subject to continued service with the Company.

(6)
Represents stock options granted in March 2012, one-third of which will vest on each of March 5, 2013, 2014 and 2015 subject to continued service with the Company.

(7)
Represents RSUs granted in May 2010, 2,464 shares of which will vest on May 18, 2013 subject to continued service with the Company.

(8)
Represents RSUs granted in April 2011, of which 20% of the total grant will vest on each of May 18, 2013 and 2014, and the remaining 40% of the total grant will vest on May 18, 2015 subject to continued service with the Company.

(9)
Represents RSUs granted in May 2010, 4,928 shares of which will vest on May 18, 2013 subject to continued service with the Company.

(10)
Represents RSUs granted in 2011, of which 20% of the total grant will vest on each of May 18, 2013 and 2014, and the remaining 40% of the total grant will vest on May 18, 2015 subject to continued service with the Company.

(11)
Mr. Wright was no longer employed and had no outstanding equity awards as of December 31, 2012.

 OPTIONS EXERCISED & STOCK VESTED DURING FISCAL 2012

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)(1)		Value Realized on Vesting ($)
Richard F. Dauch	—	—	48,237	(2)	$343,634
Gregory A. Risch	—	—	4,192		$23,685
David G. Adams	—	—	2,881		$16,278
Charles M. Byrnes, Jr.	—	—	2,881		$16,278
Scott Hazlett	—	—	—		—
Leigh A. Wright	—	—	7,663		$43,296

(1)
Lists number of shares that vested without taking into account shares withheld to cover tax obligations triggered upon vesting.

(2)
Includes 14,644 shares that were deferred under the terms of the award agreement.

NON-QUALIFIED DEFERRED COMPENSATION TABLE

        The table below sets forth certain information as of December 31, 2012 with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)		Aggregate Earnings (Losses) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Richard F. Dauch	RSUs	—	$82,739	(1)	—	—	$47,007

(1)
Based on the fair market value of our Common Stock on the date of vesting.

(2)
Based on $3.21, the closing price of our Common Stock on December 31, 2012 (the last trading day of fiscal year 2012).

Narrative to Non-qualified Deferred Compensation Table

        One of Mr. Dauch's restricted stock unit award agreements provides that if the Company reasonably anticipates that the value of stock that may be delivered pursuant to the award agreement, when combined with all other payments received during the year that are subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code, will exceed the limitation on deductibility set forth in Section 162(m), the delivery of all or a portion of such stock shall be automatically deferred into the next succeeding calendar year in which the Company reasonably anticipates the deduction of the payment amount will not be limited or eliminated by application of Section 162(m). Accordingly, 14,644 shares underlying Mr. Dauch's vested restricted stock award were deferred in 2012.

 PENSION BENEFITS

	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During the Last Fiscal Year ($)
Richard F. Dauch	None	—	—	—
Gregory A. Risch	Accuride Retirement Plan	11	63,416	0
David G. Adams	None	—	—	—
Charles M. Byrnes, Jr.	None	—	—	—
Scott Hazlett	None	—	—	—
Leigh Wright	See Note(2)	9	360,943	191,992

(1)
Represents the present value of benefits accrued-to-date. For Accuride Retirement Plan participants actively employed as of December 31, 2012, this is the cash balance account as of the measurement date, projected to normal retirement age (i.e., age 65) with interest credits and then discounted back to the measurement date at the plan discount rate. For December 31, 2012 the present value of accumulated benefits was calculated using a discount rate of 4.10% and interest crediting at 4.5% (consistent with ASC 715-30 disclosure assumptions).

(2)
Mr. Wright participated in the Pension Plan for Salaried Employees of Accuride Canada and the Benefit Allowance Plan for Salaried Employees of Accuride Canada Inc. (a Canadian non-qualified plan) through his termination in July 2012. The present value of his accrued benefit in the Pension Plan for Salaried Employees of Accuride Canada as of December 31, 2012 was US$360,943. Present value was calculated using a discount rate of 2.3% for ten years and 3.7% thereafter and the 1994 Uninsured Pensioner Mortality Table with Generational Projection Scale AA. Pursuant to the terms of the Benefit Allowance Plan for Salaried Employees of Accuride Canada Inc., Mr. Wright received a lump sum distribution of US$191,992 upon his separation from service with the Company.

Potential Post Employment Payments

  Severance and Retention Arrangements—Change of Control

        As of December 31, 2012, we are a party to severance and retention agreements with each NEO, other than Mr. Wright who was no longer employed by the Company.

        The severance and retention agreements have a one-year term, subject to automatic one-year renewals if not terminated by either party in accordance with the terms of the agreement. If a "Change of Control" (as defined in the agreement) occurs, the scheduled expiration date of the initial term or renewal term, as the case may be, will be extended for a term ending 18 months after the Change of Control.

        Under the terms of the severance and retention agreement, a NEO is entitled to severance if the executive's employment is terminated by us without "cause" or if he or she terminates employment for "good reason" (as these terms are defined in the agreement). This severance generally is equal to one year of the executive's base salary. However, if such termination is within 18 months following a Change of Control, then such severance benefits are as follows:

  •
  For each of Messrs. Adams, Byrnes, Dauch and Hazlett, a payment equal to 200% of his salary plus 200% of the greater of (i) the annualized AICP payment to which he would be entitled as of the date on which the Change of Control occurs or (ii) his average AICP payment over the three years prior to termination.

  •
  For Mr. Risch, a payment equal to 100% of his salary plus 100% of the greater of (i) the annualized AICP payment to which he would be entitled as of the date on which the Change of Control occurs or (ii) his average AICP payment over the three years prior to termination.

  •
  In addition, each participating NEO, other than Mr. Risch, is entitled to continue certain employee benefits, including health, disability, accident and dental insurance coverage for an 18 month period from the date of termination or if earlier, the date on which the executive receives such benefits from a subsequent employer. Mr. Risch would be eligible to continue such benefits for up to 12 months.

        Any such severance is reduced by all payments the executive may become entitled under any other severance policy we may have.

        All severance is subject to the executive executing a general release of claims and agreeing to non-compete and non-solicitation covenants. In addition, if necessary to comply with the tax laws, the severance may not be paid until six months following the NEO's termination.

        No severance is payable if the NEO's employment is terminated for "cause," if they resign without "good reason" or if they become disabled or die.

        Finally, under the terms of the 2010 and 2011 equity award agreements, all RSUs granted to an award recipient will vest upon a Change of Control, as defined in the award agreement.

  Value of Payment Presuming Hypothetical December 31, 2012 Termination Date

        The following tables summarize enhanced payments our NEOs would be eligible to receive assuming a hypothetical separation of employment on December 31, 2012, based upon the circumstances listed in the columns of each table. Mr. Wright is excluded since he is no longer employed by the Company. The tables do not include amounts for vested equity awards and vested pension benefits, or similar non-discriminatory benefits to which each NEO is eligible. No amounts are payable to an executive, and no RSUs or stock options will vest if the executive voluntarily terminates his or her employment, other than for "good reason," or is terminated for cause.

Richard F. Dauch

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	675,000	—	1,350,000	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs	—	297,939	608,279	—	—
Benefits & Perquisites:
—Post Separation Health Care, Disability & Accident Ins.(b)	—	—	22,724	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(c)	n/a	—	—	n/a	n/a

Total Payment:	675,000	297,939	1,991,003	—	—

(a)
Assumes that the market value of unvested equity awards was $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading of 2012. Does not include unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2012.

(b)
Cost estimated assuming 2013 COBRA rates for Company health benefits and 2013 costs for Company disability and accident insurance.

(c)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

  The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading in 2012.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

Gregory A. Risch

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	240,000	—	240,000	—	—
—Incentive Pay	—	—	18,590	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs	—	31,034	79,560	—	—
Benefits & Perquisites:
—Post Separation Health Care, Disability & Accident Ins.(b)	—	—	12,826	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(c)	n/a	—	—	n/a	n/a

Total Payment:	240,000	31,034	360,976	—	—

(a)
Assumes that the market value of unvested equity awards was $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading of 2012. Does not include unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2012.

(b)
Cost estimated assuming 2013 COBRA rates for Company health benefits and 2013 costs for Company disability and accident insurance.

(c)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

  The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading in 2012.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

David G. Adams

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	285,000	—	570,000	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs	—	37,005	101,330	—	—
Benefits & Perquisites:
—Post Separation Health Care, Disability & Accident Ins.(b)	—	—	22,724	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(c)	—	—	—	n/a	n/a

Total Payment:	285,000	37,005	704,054	—	—

(a)
Assumes that the market value of unvested equity awards was $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading of 2012. Does not include unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2012.

(b)
Cost estimated assuming 2013 COBRA rates for Company health benefits and 2013 costs for Company disability and accident insurance.

(c)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

  The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading in 2012.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

Charles M. Byrnes, Jr.

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	265,020	—	530,040	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs	—	37,005	96,820	—	—
Benefits & Perquisites:
—Post Separation Health Care, Disability & Accident Ins.(b)	—	—	22,724	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(c)	n/a	—	—	n/a	n/a

Total Payment:	265,020	37,005	659,584	—	—

(a)
Assumes that the market value of unvested equity awards was $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading of 2012. Does not include unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2012.

(b)
Cost estimated assuming 2013 COBRA rates for Company health benefits and 2013 costs for Company disability and accident insurance.

(c)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

  The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading in 2012.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

Scott Hazlett

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	340,020	—	680,040	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs	—	—	67,709	—	—
Benefits & Perquisites:
—Post Separation Health Care, Disability & Accident Ins.(b)	—	—	23,781	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(c)	n/a	—	—	n/a	n/a

Total Payment:	340,020	—	781,530	—	—

(a)
Assumes that the market value of unvested equity awards was $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading of 2012. Does not include unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2012.

(b)
Cost estimated assuming 2013 COBRA rates for Company health benefits and 2013 costs for Company disability and accident insurance.

(c)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

  The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.21, which was the closing price of our common stock on December 31, 2012, the last day of trading in 2012.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

Compensation and Human Resources Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers serve as a member of the board of directors or compensation committee of any other company that has one or more of its executive officers serving as a member of our board of directors or compensation committee.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have adopted a written related party transaction policy and procedures for the approval or ratification of any "related party transaction." "Related party transaction" is defined as any transaction, arrangement or relationship in which we (including any of our subsidiaries) were, are or will be a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, 5% stockholders (or their immediate family members) or any entity with which any of the foregoing persons is an employee, general partner, principal or 5% stockholder, each of whom we refer to as a "related person," had, has or will have a direct or indirect interest as set forth in Item 404 of Regulation S-K under the Securities Act. The policy provides that management will present to the audit committee for review and approval each proposed related party transaction (other than related party transactions involving compensation matters, certain ordinary course transactions, transactions involving competitive bids or rates fixed by law, and transactions involving services as a bank depository, transfer agent or similar services). The audit committee will review the relevant facts and circumstances of the transaction, including if the transaction is on terms comparable to those that could be obtained in arms-length dealings with an unrelated third party and the extent of the related party's interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Conduct, and either approve or disapprove the related party transaction. If advance approval of a related party transaction requiring the audit committee's approval is not feasible, the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chairperson of the audit committee, subject to ratification of the transaction by the audit committee at its next regularly scheduled meeting. No director may participate in approval of a related party transaction for which he or she is a related party. In certain situations, we may adopt alternative procedures for the approval of a related party transaction, if appropriate under the circumstances, including the appointment of an independent committee of the board of directors to evaluate and approve the transaction.

Investors Agreement

        Robert E. Davis, a director of Accuride and nominee at the Annual Meeting, is employed by Cetus Capital, LLC, who, together with certain of its affiliates (collectively, the "Investors"), is the Company's largest shareholder. Mr. Davis was appointed to the Board effective January 29, 2013 pursuant to that certain Investors Agreement, dated December 19, 2012, by and among Accuride and the Investors (the "Investors Agreement"). Mr. Davis is required to resign from the Board (i) upon a material breach of the Investors Agreement by the Investors if such breach is not cured within 15 days following notice of such breach or (ii) if the Investors' aggregate beneficial ownership of the Company's common stock is less than 10%. Pursuant to the Investors Agreement, the Investors agreed to vote their shares of the Company's common stock in favor of the directors nominated by the Board for election at the Annual Meeting and in favor of the approval of the Company's Restated Rights Agreement.

Indemnification of Directors and Officers

        Our certificate of incorporation and bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Furthermore, we have entered, or will enter, into indemnification agreements with each of our directors and officers.

 REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee is comprised of three members, John W. Risner (Chairman), Keith E. Busse, and Stephen S. Ledoux, each of whom is "independent," as defined in the rules and regulations of the New York Stock Exchange ("NYSE"). Upon the recommendation of the Audit Committee and in compliance with regulations of the NYSE, the Board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee.

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2012, which include the consolidated balance sheets of Accuride Corporation and subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the years ended December 31, 2012 and December 31, 2011, as well as the period February 26, 2010 through December 31, 2010 (Successor), and the period January 1, 2010 through February 26, 2010 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Review and Discussion with Independent Registered Public Accounting Firm

        The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication With Audit Committees," as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The Audit Committee reviewed with the Company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles in the United States of America, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has discussed with Deloitte & Touche LLP matters relating to its independence and has received the written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board, and has considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for their audits. The Audit Committee met with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls in connection with their audit procedures, and the overall quality of the Company's financial reporting.

Conclusion

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder ratification described in Proposal No. Two, the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

By the Members of the Audit Committee
 John W. Risner, Chairman
Keith E. Busse
Stephen S. Ledoux

 OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

        It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to mark, sign, date and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

        Any person who was a beneficial owner of common stock on the record date for the 2013 Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a stockholder of the Company as of the record date and should be directed to Investor Relations, Accuride Corporation, 7140 Office Circle, Evansville, IN 47715.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen A. Martin Corporate Secretary

Dated: April     , 2013

Appendix A

Accuride Corporation

and

American Stock Transfer & Trust Company, LLC

as Rights Agent
Amended and Restated Rights Agreement
Dated as of November 7, 2012

AMENDED AND RESTATED RIGHTS AGREEMENT

        Amended and Restated Rights Agreement, dated as of November 7, 2012 (this "Agreement"), between Accuride Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the "Rights Agent").

RECITALS

        WHEREAS, on November 9, 2011, the Board of Directors (the "Board") of the Company adopted the Rights Agreement, dated as of November 9, 2011, between the Company and the Rights Agent (the "Original Agreement"), authorized and declared a dividend of one preferred stock purchase right (a "Right") for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on November 23, 2011 (the "Record Date") and authorized and directed the issuance of one Right (subject to adjustment as provided therein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one one-hundredth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Series A Preferred"), of the Company having the rights, powers and preferences set forth in the Certificate of Designations of Series A Junior Participating Preferred Stock, adopted on November 9, 2011 and attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions set forth therein; provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

        WHEREAS, under the terms of the Original Agreement, the Rights will expire at the close of business on November 9, 2012, and under Section 26 of the Original Agreement, the Company and the Rights Agent may from time to time supplement or amend any provision of the Original Agreement;

        WHEREAS, on November 7, 2012, the Board authorized and approved amendments to the Original Agreement, which included, among other things, (i) the extension of the expiration date to November 9, 2015, (ii) an increase in the trigger threshold for determining who constitutes an Acquiring Person to 20% and (iii) the addition of a qualifying offer provision, which provides, as set forth herein, that the stockholders of the Company may cause the Board to call a special meeting if the Board has not redeemed the Rights or exempted a Qualifying Offer within a certain timeframe;

        WHEREAS, the Company and the Rights Agent desire to amend and restate the Original Agreement to give effect to such amendments; and

        WHEREAS, the Board has determined to submit this Agreement to a vote of the stockholders of the Company at the 2013 annual meeting.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows to amend, restate and supersede the Original Agreement in its entirety:

        Section 1.    Certain Definitions.

        For purposes of this Agreement, the following terms have the meanings indicated:

          1.1.  "Acquiring Person" shall mean any Person who or which, together with all Related Persons of such Person, shall be the Beneficial Owner of 20% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own 20% or more of the Common Stock then outstanding. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 20% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an "Acquiring Person" unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 20% or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and had no intention of changing or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an "Acquiring Person" at any time for any purposes of this Agreement. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement. The number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall be deemed to be outstanding for the purpose of computing the percentage of the outstanding number of shares of Common Stock owned by such Person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other Person.

          1.2.  "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

          1.3.  A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "Beneficially Own" or have "Beneficial Ownership" of any securities:

            1.3.1.  which such Person or any of such Person's Related Persons, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (A) voting power, which includes the power to vote, or to direct the voting of, such security (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause (A) if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A), and/or (B) investment power, which includes the power to dispose, or to direct the disposition of, such security;

            1.3.2.  which such Person or any of such Person's Related Persons, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial

2

    Owner of, or to Beneficially Own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Related Persons, until such tendered securities are accepted for purchase or exchange, (y) securities which such Person or any of such Person's Related Persons, has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, or (z) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Related Persons prior to the Distribution Date or pursuant to Section 3.1 or Section 22 ("Original Rights") or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

            1.3.3.  which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person or any of such Person's Related Persons, has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company (except that a Person shall not be deemed to be the Beneficial Owner of any security under this Section 1.3.3 if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A); or

            1.3.4.  which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act.

            A Person who or which, together with all of such Person's Related Persons, shall be the "Beneficial Owner" (within the meaning of Sections 1.3.1 through 1.3.4 hereof) of 5% or more of the Common Stock then outstanding, shall also be deemed to be the "Beneficial Owner" of, to have "Beneficial Ownership" of and to "Beneficially Own," the full notional amount of any securities that, directly or indirectly, underlie any "derivative security" (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a "call equivalent position" (as such term is defined in Rule 16a-1(b) under the Exchange Act) ("Synthetic Equity Position") and that is, directly or indirectly, held or maintained by such Person, or any of such Person's Related Persons, and that is not otherwise included in the definition of Beneficial Ownership (within the meaning of Sections 1.3.1 through 1.3.4 hereof); provided that, for the purposes of the definition of "Synthetic Equity Position," the term "derivative security" shall also include any security or instrument that would not otherwise constitute a "derivative security" as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument become determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Person satisfying the requirements of Rule 13d-1(b)(1) (other than a Person that so satisfies Rule 13d-1(b)(1) solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to Beneficially Own the notional amount of any securities that underlie a Synthetic Equity Position held by such Person as a hedge with respect to a bona fide derivatives trade or position of such Person arising in the ordinary course of such Person's business as a derivatives dealer; and provided, further, that the number of shares of Common Stock to which the Synthetic Equity Position relates shall be determined by the Board in good faith.

            No Person shall be deemed to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "Beneficially Own" any securities which such Person or any of such Person's Related Persons would otherwise be deemed to "Beneficially Own" pursuant to this

3

    Section 1.3 solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person's Related Persons), or any tender, voting or support agreement entered into by such Person (or one or more of such Person's Related Persons) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement.

            No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "Beneficially Own" any securities that are "Beneficially Owned" (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

          1.4.  "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          1.5.  "close of business" on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

          1.6.  "Common Stock" when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of, such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

          1.7.  "Definitive Acquisition Agreement" shall mean any definitive written agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of the stockholders of the Company with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company and its Subsidiaries.

          1.8.  "Exempt Person" shall mean the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

          1.9.  "Existing Holder" shall mean any Person who, immediately prior to the first public announcement of the adoption of the Original Agreement, was the Beneficial Owner of 20% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

          1.10.  "Person" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, and shall include any successor (by merger or otherwise) of any such Person.

4

          1.11.  "Qualifying Offer" shall mean an offer determined by the Board to have, to the extent required for the type of offer specified, each of the following characteristics:

            1.11.1.  a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock at the same per-share consideration;

            1.11.2.  an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

            1.11.3.  an offer whose offer price per share of Common Stock is greater than the highest reported market price for the Common Stock in the twenty-four (24) months immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act, with, in the case of an offer that includes shares of common stock of the offeror, such offer price per share of Common Stock being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

            1.11.4.  an offer that, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate;

            1.11.5.  if the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror's books, records, management, accountants, financial advisors, counsel and other appropriate outside advisors for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision and, if requested by the Board, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view, and (ii) within ten (10) Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or would reasonably be expected to have a material adverse affect on the value of the common stock of the offeror;

            1.11.6.  an offer that is subject only to the minimum tender condition described below in Section 1.11.9 of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or other outside advisers of the Company;

5

            1.11.7.  an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that the offer will remain open until at least the later of (i) the date the Board redeems the outstanding Rights or exempts such offer from the terms of this Agreement, (ii) if Special Meeting Demands are not received from the holders of a Requisite Percentage with respect to such offer, ten (10) Business days after the end of the Board Evaluation Period and (iii) if a Special Meeting is duly requested in accordance with Section 23.3, ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period, ten (10) Business Days following the last day of such Special Meeting Period;

            1.11.8.  an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that, in addition to the minimum time periods specified in Section 1.11.7 of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty Business Days after (i) any increase in the consideration being offered or (ii) any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of Section 1.11.7 and this Section 1.11.8, beyond (1) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under Section 1.11.7 and this Section 1.11.8, (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (3) three (3) Business Days after the stockholder vote with respect to approval of a Definitive Acquisition Agreement with another offeror has been officially determined and certified by the inspectors of elections;

            1.11.9.  an offer that is conditioned on a minimum of at least a majority of (i) the shares of the Common Stock outstanding on a fully-diluted basis and (ii) the outstanding shares of the Common Stock not held by the Person making such offer (or such Person's Related Persons) being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

            1.11.10.  an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share of Common Stock actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

            1.11.11.  an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

            1.11.12.  an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror's Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (i) all facts about the offeror that would be material to making an investor's decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of

6

    Rule 14d-2(a) of the Exchange Act, (ii) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (iii) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

            1.11.13.  if the offer includes shares of common stock of the offeror, (i) the offeror is a publicly owned United States corporation and its common stock is freely tradable and is listed or admitted to trading on either the NASDAQ Global Select Market, the NASDAQ Global Market or the New York Stock Exchange ("NYSE"), (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, such approval has already been obtained, (iii) no Person (including such Person's Related Persons) beneficially owns more than 20% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, (iv) no other class of voting stock of the offeror is outstanding and (v) the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer.

            For the purposes of the definition of Qualifying Offer, "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23.3 shall no longer be applicable to such offer.

          1.12.  "Related Person" shall mean, as to any Person, any Affiliates or Associates of such Person.

          1.13.  "Right to Acquire" shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the "Securities Act")), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called "stock borrowing" agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

          1.14.  "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information

7

  which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

          1.15.  "Stockholder Approval" shall mean the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock (or other shares that vote together with the Common Stock as one class for purposes of such an approval) entitled to vote and that are present, or represented by proxy, and are voted on the proposal to approve this Agreement, at a meeting of stockholders of the Company duly held in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended, and applicable law.

          1.16.  "Subsidiary" of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

          1.17.  A "Trigger Event" shall be deemed to have occurred upon any Person becoming an Acquiring Person.

8

          1.18.  The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Agreement	Preamble
Board	Recitals
Board Evaluation Period	23.3.1
Book Entry Shares	3.1
call equivalent position	1.3
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
derivative security	1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Date	23.3.3
Expiration Date	7.1
Final Expiration Date	7.1
NYSE	1.11.13
Original Rights	1.3.2
Outside Meeting Date	23.3.3
Principal Party	13.2
Purchase Price	4
Qualifying Offer Resolution	23.3.1
Record Date	Recitals
Redemption Date	7.1
Redemption Price	23.1
Requisite Percentage	23.3.1
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.11
Security	11.4.1
Series A Preferred	Recitals
Special Meeting	23.3.1
Special Meeting Demand	23.3.1
Special Meeting Period	23.3.2
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Synthetic Equity Position	1.3
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1

        Section 2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall

9

prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof.

        Section 3.    Issuance of Right Certificates.

          3.1.    Rights Evidenced by Stock Certificates.    Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth (10th) Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates representing the Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form ("Book Entry Shares"), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Related Person of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

          3.2.    Summary of Rights.    After the Record Date, the Company caused to be sent a copy of a Summary of Rights to Purchase Series A Preferred, in substantially the form attached to the Original Agreement as Exhibit C (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Related Person of any Acquiring Person) at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates representing Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common

10

  Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

          3.3.    New Certificates and Uncertificated Shares After Record Date.    Certificates for Common Stock that become outstanding (whether upon issuance out of authorized but unissued Common Stock, disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form:

    This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Accuride Corporation (the "Company") and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of November 9, 2011, as the same may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As described in the Agreement, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Agreement) or any Related Person (as defined in the Agreement) of any Acquiring Person shall become null and void and will no longer be transferable.

  With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced solely by such certificates or the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.

          Notwithstanding this Section 3.3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

        Section 4.    Form of Right Certificates.    The Right Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Series A Preferred as shall be set forth therein at the price per one one-hundredth of a share of Series A Preferred set forth therein (the

11

"Purchase Price"), but the number of such one one-hundredths of a share of Series A Preferred and the Purchase Price shall be subject to adjustment as provided herein.

        Section 5.    Countersignature and Registration.    The Right Certificates shall be executed on behalf of the Company by the President and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President, the Corporate Secretary or any Assistant Corporate Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Corporate Secretary or any Assistant Secretary of the Company or by such officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

        Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

        Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.    Subject to the provisions of this Agreement, including but not limited to Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Series A Preferred as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Related Person of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.

12

        Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

          7.1.    Exercise of Rights.    Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-hundredths of a share of Series A Preferred (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the "Expiration Date") that is the earliest of (i) the close of business on November 9, 2015 (the "Final Expiration Date"), (ii) the final adjournment of the Company's 2013 annual meeting of stockholders of the Company if Stockholder Approval of this Agreement has not been received prior to such time, (iii) the time at which the Rights are redeemed as provided in Section 23 (the "Redemption Date"), (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, or (v) the time at which the Rights are exchanged as provided in Section 27.

          7.2.    Purchase.    The Purchase Price for each one one-hundredth of a share of Series A Preferred pursuant to the exercise of a Right shall be initially $30.00, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

          7.3.    Payment Procedures.    Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-hundredths of a share of Series A Preferred to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Series A Preferred (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Series A Preferred to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Series A Preferred issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-hundredths of a share of Series A Preferred as are to be purchased (in which case certificates for the Series A Preferred represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs such depositary agent to comply with all such requests; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Right Certificate, or upon the order of the

13

  registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

          7.4.    Partial Exercise.    In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

          7.5.    Full Information Concerning Ownership.    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Related Person of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company shall reasonably request.

        Section 8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

        Section 9.    Reservation and Availability of Capital Stock.    The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Series A Preferred (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

        So long as the Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on the NYSE or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE or such other exchange or market upon official notice of issuance upon such exercise.

14

        The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

        From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Series A Preferred upon the exercise of Rights, to register and qualify such Series A Preferred under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

        The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Series A Preferred (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax or charge is due.

        Section 10.    Series A Preferred Record Date.    Each Person in whose name any certificate for Series A Preferred (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 27), the holder of a Right Certificate shall not be entitled to any rights of a holder of Series A Preferred (or Common Stock or other securities, as the case may be) for which the Rights

15

shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number of Shares or Number of Rights.    The Purchase Price, the number of shares of Series A Preferred or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          11.1.    Post-Execution Events.

            11.1.1.    Corporate Dividends, Reclassifications, Etc.    In the event the Company shall, at any time after the date of this Agreement, (A) declare and pay a dividend on the Series A Preferred payable in Series A Preferred, (B) subdivide the outstanding Series A Preferred, (C) combine the outstanding Series A Preferred into a smaller number of shares of Series A Preferred or (D) issue any shares of its capital stock in a reclassification of the Series A Preferred (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series A Preferred transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

            11.1.2.    Acquiring Person Events; Triggering Events.    Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Agreement and in lieu of Series A Preferred, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the "Adjustment Shares"); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Related Person of such Acquiring Person, (2) a transferee of any Acquiring Person (or of any Related Person of such Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any Related Person of such Acquiring Person) who becomes a transferee prior

16

    to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or a Related Person of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

            The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Related Persons or transferees hereunder.

            From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

            11.1.3.    Insufficient Shares.    The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Series A Preferred or fraction thereof such that the then current per share market price of one share of Series A Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price (such excess, the "Spread") and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Series A Preferred, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a "common stock equivalent")), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate

17

    provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Series A Preferred (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights within the thirty (30) day period set forth above, such period may be extended and re-extended to the extent necessary, but not more than one hundred twenty (120) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the "Substitution Period"). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the then current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

          11.2.    Dilutive Rights Offering.    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Series A Preferred (or securities having the same rights, privileges and preferences as the Series A Preferred ("equivalent preferred stock")) or securities convertible into Series A Preferred or equivalent preferred stock at a price per share of Series A Preferred or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Series A Preferred or equivalent preferred stock) less than the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Series A Preferred and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Series A Preferred and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of additional Series A Preferred and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the

18

  Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Series A Preferred and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          11.3.    Distributions.    In case the Company shall fix a record date for the making of a distribution to all holders of the Series A Preferred (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Series A Preferred (which dividend, for purposes of this Agreement, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series A Preferred and the denominator of which shall be such current per share market price of the Series A Preferred (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

          11.4.    Current Per Share Market Value.

            11.4.1.    General.    For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the then current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current per share market price" shall be appropriately adjusted to reflect the then current market price per share equivalent of such Security. The closing price for each day

19

    shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, "current per share market price" shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

            11.4.2.    Series A Preferred.    Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the "current per share market price" of the Series A Preferred shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Series A Preferred cannot be determined in the manner described in Section 11.4.1, the "current per share market price" of the Series A Preferred shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Series A Preferred are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Series A Preferred are so quoted and no such market maker is making a market in either the Common Stock or the Series A Preferred, "current per share market price" of the Series A Preferred shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Agreement, the "current per share market price" of one one-hundredth of a share of Series A Preferred shall be equal to the "current per share market price" of one share of Series A Preferred divided by 100.

          11.5.    Insignificant Changes.    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share

20

  of Series A Preferred or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.

          11.6.    Shares Other Than Series A Preferred.    If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series A Preferred, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Series A Preferred shall apply on like terms to any such other shares.

          11.7.    Rights Issued Subsequent to Adjustment.    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          11.8.    Effect of Adjustments on Existing Rights.    Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Series A Preferred (calculated to the nearest one-hundred thousandth of a share of Series A Preferred) obtained by (i) multiplying (x) the number of one one-hundredths of a share of Series A Preferred covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          11.9.    Adjustment in Number of Rights.    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a share of Series A Preferred issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Series A Preferred for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

21

          11.10.    Right Certificates Unchanged.    Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Series A Preferred issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-hundredths of a share of Series A Preferred which were expressed in the initial Right Certificates issued hereunder.

          11.11.    Par Value Limitations.    Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Series A Preferred or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series A Preferred or other such shares at such adjusted Purchase Price.

          11.12.    Deferred Issuance.    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Series A Preferred and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          11.13.    Reduction in Purchase Price.    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Series A Preferred, issuance wholly for cash of any of the Series A Preferred at less than the current market price, issuance wholly for cash of Series A Preferred or securities which by their terms are convertible into or exchangeable for Series A Preferred, dividends on Series A Preferred payable in Series A Preferred or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Series A Preferred shall not be taxable to such stockholders.

          11.14.    Company Not to Diminish Benefits of Rights.    The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

          11.15.    Adjustment of Rights Associated with Common Stock.    Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a

22

  fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.    Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Series A Preferred a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

        Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

          13.1.    Certain Transactions.    In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Agreement and in lieu of Series A Preferred or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and

23

  shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

            (1)   prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

            (2)   use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE or such securities exchange;

            (3)   deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

            (4)   obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

          In case the Principal Party has a provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market

24

  price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes, charges or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

          The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Related Persons or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

          13.2.    Principal Party.    "Principal Party" shall mean:

              (i)  in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

             (ii)  in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not

25

    owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

          13.3.    Approved Acquisitions.    Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person's Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

        Section 14.    Fractional Rights and Fractional Shares.

          14.1.    Cash in Lieu of Fractional Rights.    The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

          14.2.    Cash in Lieu of Fractional Shares of Series A Preferred.    The Company shall not be required to issue fractions of shares of Series A Preferred (other than fractions which are integral multiples of one one-hundredth of a share of Series A Preferred) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Series A Preferred (other than fractions which are integral multiples of one one-hundredth of a share of Series A Preferred). Interests in fractions of shares of Series A Preferred in integral multiples of one one-hundredth of a share of Series A Preferred may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series A Preferred represented by such depositary receipts. In lieu of fractional shares of

26

  Series A Preferred that are not integral multiples of one one-hundredth of a share of Series A Preferred, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Series A Preferred (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

          14.3.    Cash in Lieu of Fractional Shares of Common Stock.    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

          14.4.    Waiver of Right to Receive Fractional Rights or Shares.    The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

        Section 15.    Rights of Action.    All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Agreement.

        Section 16.    Agreement of Right Holders.    Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)   prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

          (b)   as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

          (c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate or Book Entry Share made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

27

        Section 17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series A Preferred or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

        The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Series A Preferred or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.    Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

        In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

28

        Section 20.    Duties of Rights Agent.    The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

          20.1.    Legal Counsel.    The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          20.2.    Certificates as to Facts or Matters.    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President, the Corporate Secretary or any Assistant Corporate Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          20.3.    Standard of Care.    The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

          20.4.    Reliance on Agreement and Right Certificates.    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

          20.5.    No Responsibility as to Certain Matters.    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series A Preferred or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Series A Preferred or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          20.6.    Further Assurance by Company.    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          20.7.    Authorized Company Officers.    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President, the Corporate Secretary or any Assistant Corporate Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and it shall

29

  not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

          20.8.    Freedom to Trade in Company Securities.    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          20.9.    Reliance on Attorneys and Agents.    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

          20.10.    Incomplete Certificate.    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or a Related Person of an Acquiring Person), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

          20.11.    Rights Holders List.    At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

        Section 21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and/or Series A Preferred, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Series A Preferred, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which

30

were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Series A Preferred, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities heretofore or hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

        Section 23.    Redemption and Exemption.

          23.1.    Right to Redeem.    The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), and the Company may, at its option, pay the Redemption Price in

31

  Common Stock (based on the "current per share market price," determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

          23.2.    Redemption Procedures.    Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23.2 or any defect therein shall not affect the validity of the action taken by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

          23.3.    Stockholder Referendum for Qualifying Offers.

            23.3.1.    Stockholders May Request Special Meeting.    In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, in each case, by the end of ninety (90) Business Days following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act (the "Board Evaluation Period"), the holders of record (or their duly authorized proxy) of at least ten percent (10%) or more of the shares of Common Stock then outstanding (excluding shares of Common Stock that are Beneficially Owned by the Person making the Qualifying Offer) (the "Requisite Percentage") may submit to the Board, not earlier than seventy (70) Business Days nor later than ninety (90) Business Days following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act, a written demand complying with the terms of this Section 23.3 (the "Special Meeting Demand") directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution exempting such Qualifying Offer from the provisions of this Agreement (the "Qualifying Offer Resolution"). For purposes of a Special Meeting Demand, the record date for determining eligible holders of record shall be the sixtieth (60th) Business Day following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act. Any Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (i) the name and address of such stockholders, as they appear on the Company's books and records, (ii) the class and number of shares of Common Stock which are owned of record by each of such stockholders and (iii) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such

32

    holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner.

            23.3.2.    Special Meeting.    After receipt of Special Meeting Demands in proper form and in accordance with this Section 23.3 from a stockholder or stockholders holding the Requisite Percentage, the Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) Business Days following the last day of the Board Evaluation Period (the "Special Meeting Period") by including a proposal relating to adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its fiduciary duties.

            23.3.3.    Exemption for Qualifying Offer.    In the event that no Person has become an Acquiring Person prior to the Exemption Date and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the "Outside Meeting Date"), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person's Related Persons) shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement in all respects to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the close of business on (i) the Outside Meeting Date or (ii) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the "Exemption Date"). Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23.3 shall serve to exempt any offer from the terms of this Agreement. Immediately upon the close of business on the Exemption Date, and without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate and, notwithstanding anything in this Agreement to the contrary, the consummation of the Qualifying Offer shall not cause the offeror (or its Related Persons) to become an Acquiring Person; and the Rights shall immediately expire and have no further force and effect upon such consummation.

        Section 24.    Notice of Certain Events.    In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Series A Preferred or to make any other distribution to the holders of Series A Preferred (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Series A Preferred rights or warrants to subscribe for or to purchase any additional Series A Preferred or shares of stock of any class or any other securities, rights or options,

33

or (c) to effect any reclassification of its Series A Preferred (other than a reclassification involving only the subdivision of outstanding Series A Preferred), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of "Beneficial Ownership" in Section 1.4), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Series A Preferred and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Series A Preferred for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Series A Preferred and/or Common Stock, whichever shall be the earlier.

        In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Series A Preferred shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

        Section 25.    Notices.    Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    Accuride Corporation
    7140 Office Circle
    Evansville, IN 47715
    Attention: Senior Vice President/General Counsel and Corporate Secretary

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    American Stock Transfer & Trust Company, LLC
    6201 15th Avenue
    Brooklyn, NY 11219
    Attention: Corporate Trust Department

    with a copy to:

    American Stock Transfer & Trust Company, LLC
    6201 15th Avenue
    Brooklyn, NY 11219
    Attention: General Counsel

34

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the transfer agent or registrar for the Common Stock; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.

        Section 26.    Supplements and Amendments.    For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or a Related Person of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable as to an Acquiring Person or a Related Person of an Acquiring Person, other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof or this Section 26 or any other Section of this Agreement in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall promptly provide the Rights Agent with written notice of such supplement or amendment.

        Section 27.    Exchange.

          27.1.    Exchange of Common Stock for Rights.    The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Consideration"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement"). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such

35

  agreement (the "Trust") all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Series A Preferred (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

          27.2.    Exchange Procedures.    Immediately upon the effectiveness of the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

          27.3.    Insufficient Shares.    The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, (i) a number of shares of Series A Preferred or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2), (ii) cash, (iii) other equity securities of the Company or common stock equivalents, as such term is defined in Section 11.1.3), (iv) debt securities of the Company, (v) other assets or (vi) any combination of the foregoing, in each case having an aggregate value equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange.

        Section 28.    Successors.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 29.    Benefits of this Agreement.    Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

        Section 30.    Determination and Actions by the Board or Committee Thereof.    The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without

36

limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). In administering this Agreement and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Agreement and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board shall not be entitled to reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to recommend that holders of Common Stock reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any Qualifying Offer or any other tender offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of such fiduciary duty.

        Section 31.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        Section 32.    Governing Law.    This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

        Section 33.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

        Section 34.    Descriptive Headings.    Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature Page Follows]

37

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

ACCURIDE CORPORATION
/s/ STEPHEN A. MARTIN
Name:	Stephen A. Martin
Title:	Senior Vice President/General Counsel
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
/s/ PAULA CAROPPOLI
Name:	Paula Caroppoli
Title:	Senior Vice President

 EXHIBIT A

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

ACCURIDE CORPORATION

(Pursuant to Section 151 of the
Delaware General Corporation Law)

        Accuride Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (hereinafter called the "Board of Directors" or the "Board") as required by Section 151 of the General Corporation Law at a meeting duly called and held on November 9, 2011.

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, the Board hereby creates a series of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

        Section 1.    Designation and Amount.    The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred") and the number of shares constituting the Series A Preferred shall be 800,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred.

        Section 2.    Dividends and Distributions.

          (A)  Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred with respect to dividends, the holders of shares of Series A Preferred, in preference to the holders of Common Stock, par value $0.01 per share (the "Common Stock"), of the Corporation, and of any other stock ranking junior to the Series A Preferred, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred. In the event the

  Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  The Corporation shall declare a dividend or distribution on the Series A Preferred as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.    The holders of shares of Series A Preferred shall have the following voting rights:

          (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred and the holders of shares of Common Stock and any other capital stock of the

  Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

          (C)  Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          (D)  If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Preferred have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred being entitled to cast a number of votes per share of Series A Preferred as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series A Preferred in this Section 3.

        Section 4.    Certain Restrictions.

          (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred outstanding shall have been paid in full, the Corporation shall not:

              (i)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred;

             (ii)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except dividends paid ratably on the Series A Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

            (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred; or

            (iv)  redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred, or any shares of stock ranking on a parity with the Series A Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.    Any shares of Series A Preferred purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation, as amended, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

        Section 6.    Liquidation, Dissolution or Winding Up.

          (A)  Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred unless, prior thereto, the holders of Series A Preferred shall have received an amount per share (the "Series A Liquidation Preference") equal to $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except distributions made ratably on the Series A Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series A Preferred were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

          (B)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred and the holders of such parity shares in proportion to their respective liquidation preferences.

          (C)  Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

        Section 7.    Consolidation, Merger, etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    No Redemption.    The Series A Preferred shall not be redeemable by the Corporation.

        Section 9.    Rank.    The Series A Preferred shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation's Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred.

        Section 10.    Amendment.    At any time any shares of Series A Preferred are outstanding, the Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred, voting separately as a single class.

        Section 11.    Fractional Shares.    Series A Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by the undersigned authorized officer this ninth day of November 2011.

ACCURIDE CORPORATION
By:	/s/ STEPHEN A. MARTIN
	Name:	Stephen A. Martin
	Title:	Senior Vice President / General Counsel

 EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

  NOT EXERCISABLE AFTER NOVEMBER 9, 2015 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN OR IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE AGREEMENT), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

ACCURIDE CORPORATION

        This certifies that                              , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of November 7, 2012, as the same may be amended from time to time (the "Agreement"), between Accuride Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on November 9, 2015, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-hundredth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Series A Preferred"), of the Company, at a purchase price of $30.00 per one one-hundredth of a share of Series A Preferred, subject to adjustment (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a share of Series A Preferred which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of November 7, 2012, based on the Series A Preferred as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Agreement. As provided in the Agreement, the Purchase Price and the number of shares of Series A Preferred which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal offices of the Company and the Rights Agent.

        This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Series A Preferred as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Agreement, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.01 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

        No fractional Series A Preferred will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Series A Preferred which are integral multiples of one one-hundredth of a share of Series A Preferred, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Agreement.

        No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series A Preferred or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

        If any term, provision, covenant or restriction of the Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                        , 20    .

Attest:		ACCURIDE CORPORATION
By	Title:	By	Title:
Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent
By	Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address
of transferee)

        Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                          Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

        Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

        (1)   the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or a Related Person of an Acquiring Person; and

        (2)   after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To: Accuride Corporation

        The undersigned hereby irrevocably elects to exercise                                      Rights represented by this Right Certificate to purchase the Series A Preferred issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number
(Please print name and address)

Dated:

Signature

Signature Medallion Guaranteed:

        Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

        The undersigned hereby certifies that:

          (1)   the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or a Related Person of an Acquiring Person; and

          (2)   after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person..

Dated:

Signature

 NOTICE

        The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or a Related Person of an Acquiring Person and such Assignment or Election to Purchase will not be honored.

 AMENDMENT NO. 1 TO AMENDED AND RESTATED RIGHTS AGREEMENT

        THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED RIGHTS AGREEMENT (this "Amendment"), dated as of December 19, 2012, is entered into by and between Accuride Corporation, a Delaware corporation (the "Company") and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the "Rights Agent").

W I T N E S S E T H:

        WHEREAS, the Company and the Rights Agent entered into that certain Amended and Restated Rights Agreement, dated as of November 7, 2012 (as amended, supplemented or otherwise modified, the "Rights Agreement"); and

        WHEREAS, the Company and the Rights Agent wish to amend the Rights Agreement as more specifically provided herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

          1.    Capitalized Terms.    Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings set forth in the Rights Agreement.

          2.    Amendments to the Rights Agreement.

            (a)   Clause (i) of Section 7.1 of the Rights Agreement is hereby amended and restated as follows:

          "(i) the close of business on April 30, 2014 (the "Final Expiration Date"),"

          3.    Miscellaneous.

            (a)    Governing Law; Jurisdiction.    This Amendment shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

            (b)    Counterparts; Electronic Signatures.    This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

            (c)    References.    Any reference to the Rights Agreement contained in any agreement, instrument, notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

            (d)    Confirmation of the Rights Agreement.    Except as expressly modified hereby, the Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

ACCURIDE CORPORATION
By	/s/ STEPHEN A. MARTIN
	Name:	Stephen A. Martin
	Title:	Senior Vice President / General Counsel
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By	/s/ PAULA CAROPPOLI
	Name:	Paula Caroppoli
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Rights Agrement]

QuickLinks

Brokers cannot vote for Proposals 1, 3 and 4 without your instructions.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
PROPOSAL No. ONE ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH HEREIN.
COMPENSATION OF NON-EMPLOYEE DIRECTORS
PROPOSAL No. TWO
ADVISORY VOTE ON APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
PROPOSAL No. THREE
APPROVAL OF AMENDED AND RESTATED RIGHTS AGREEMENT
PROPOSAL No. FOUR
APPROVAL OF THE ADVISORY RESOLUTION ON THE COMPANY'S EXECUTIVE COMPENSATION
OTHER INFORMATION
EXECUTIVE OFFICERS
EXECUTIVE OFFICER COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS Compensation Discussion and Analysis
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
COMPENSATION OF NAMED EXECUTIVE OFFICERS SUMMARY COMPENSATION TABLE—2012
GRANTS OF PLAN-BASED AWARDS—2012
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE—2012
OPTIONS EXERCISED & STOCK VESTED DURING FISCAL 2012
NON-QUALIFIED DEFERRED COMPENSATION TABLE
PENSION BENEFITS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OTHER MATTERS
AMENDED AND RESTATED RIGHTS AGREEMENT
RECITALS
  EXHIBIT A
  EXHIBIT B
Right Certificate ACCURIDE CORPORATION
FORM OF ELECTION TO PURCHASE
NOTICE
AMENDMENT NO. 1 TO AMENDED AND RESTATED RIGHTS AGREEMENT
W I T N E S S E T H